EXHIBIT 10.21







                          LOAN AND SECURITY AGREEMENT




                      DIVERSIFIED FINANCIAL SYSTEMS, INC.

                                   BORROWER



              AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO

                                      AND

                               BANK OF SCOTLAND

                                    LENDERS



              AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO

                                     AGENT




                                APRIL 18, 1996

                               TABLE OF CONTENTS

                                                                          PAGE

1.  DEFINITIONS AND TERMS....................................................2

2.  LOANS: GENERAL TERMS....................................................13
    2.1   Loan Facilities; Interest.........................................13
    2.2   Revolving Loans...................................................14
    2.3   Term Loans........................................................15
    2.4   Maximum Outstanding Loans.........................................16
    2.5   Limitation on Lender's Obligations................................18
    2.6   General Payment Provisions........................................18
    2.7   Place of Payments.................................................20
    2.8   Single Liability..................................................20
    2.9   Business Purpose..................................................20
    2.10  Reaffirmation of Warranties.......................................21
    2.11  Payment of Bank Charges...........................................21
    2.12  Loan Fees.........................................................21
    2.13  Authorized Advances...............................................22
    2.14  Prepayment........................................................22
    2.15  Lender's Commitment...............................................22
    2.16  Change of Laws....................................................22

3.  DISBURSEMENTS AND APPLICATION OF PAYMENTS...............................23
    3.1   Disbursement of Portfolio Advances................................23
    3.2   Protective Advances Upon Borrower's Request.......................24
    3.3   Disbursement of Other Advances by Lender..........................25
    3.4   Proceeds of DFSLP Collections.....................................25
    3.5   Application of Payment............................................26
    3.6   Direction of Application..........................................28

4.  COLLATERAL: GENERAL TERMS...............................................29
    4.1   Grant of Security Interest........................................29
    4.2   Supplemental Documentation........................................30
    4.3   Inspection of Collateral..........................................31
    4.4   Perfection; Location..............................................31
    4.5   Special Collateral................................................32
    4.6   Control of Proceeds...............................................32
    4.7   Acceptance of Collateral..........................................32
    4.8   Special Collateral................................................33
    4.9   Release of Proceeds to Borrower...................................33
    4.10  Limitation of Waivers.............................................33
    4.11  Right to Set-Off..................................................33

5.  COLLATERAL: LOAN ACCOUNTS...............................................34
    5.1   General Representations Relating to Loan Accounts.................34

    5.2   Inspection of Loan Accounts.......................................35
    5.3   Records...........................................................35
    5.4   Cash Collateral Accounts..........................................35
    5.5   Required Notices..................................................36
    5.6   Rights of Lenders.................................................36
    5.7   Appointment of Attorney-In-Fact...................................36
    5.8   Release of Loan Account Documentation.............................37

6.  OTHER COLLATERAL AND OTHER AGREEMENTS...................................38
    6.1   Checklist Items...................................................38
    6.2   Necessary Actions.................................................38
    6.3   Conditions Precedent to Loans.....................................38
    6.4   Conditions Precedent to Each Advance..............................40

7.  INSURANCE AND TAXES:....................................................41
    7.1   Insurance.........................................................41
    7.2   Payment of Charges................................................42

8.  WARRANTIES, REPRESENTATIONS AND COVENANTS ..............................43
    8.1   General Representations...........................................43
    8.2   Financial Covenants...............................................48
    8.3   Affirmative Covenants.............................................49
    8.4   Negative Covenants................................................52

9.  DEFAULT.................................................................55
    9.1   Events of Default.................................................55
    9.2   Cumulate Remedies.................................................57
    9.3   Acceleration......................................................57
    9.4   Remedies..........................................................57
    9.5   Assemble Collateral...............................................58
    9.6   Notice of Sale....................................................58
    9.7   Postpone Sale.....................................................58
    9.8   WAIVER OF BOND....................................................58
    9.9   Enforcement During Unmatured Default..............................58

10. AGENT...................................................................59
    10.1  Appointment of Agent..............................................59
    10.2  Delegation of Duties..............................................59
    10.3  Nature of Duties..................................................59
    10.4  Actions in Discretion of Agent; Instructions from the Lenders.....59
    10.5  Reliance by Agent.................................................60
    10.6  Holders of Notes..................................................60
    10.7  Independent Credit Investigations.................................61
    10.8  Exculpatory Provisions............................................61
    10.9  Reimbursement and Indemnification.................................61
    10.10 Agent in its Individual Capacity..................................62
    10.11 Equalization of Lenders...........................................62

    10.12 Successor Agent...................................................62

11. GENERAL.................................................................63
    11.1  Settlement........................................................63
    11.2  Reaffirmation of Responsibilities.................................63
    11.3  Service Fees......................................................63
    11.4  Statement.........................................................63
    11.5  Notices...........................................................64
    11.6  Reaffirmation of Warranties and Representations...................65
    11.7  Survival of Warranties and Representations........................66
    11.8  Modification......................................................66
    11.9  No Waiver.........................................................66
    11.10 Severability......................................................67
    11.11 Successors or Assigns.............................................67
    11.12 Incorporation of Other Agreements.................................67
    11.13 Waiver of Trial by Jury...........................................67
    11.14 Designated Person.................................................68
    11.15 Attorney-in-Fact..................................................68
    11.16 Attorneys' Fees and Expenses; Agent's Expenses....................68
    11.17 Acceptance........................................................69
    11.18 Release of Collateral.............................................69
    11.19 Knowledge.........................................................69
    11.20 Waiver by Borrower................................................69
    11.21 Governing Law.....................................................70
    11.22 Service of Process................................................70
    11.23 Representation by Counsel.........................................70
    11.24 Release of Lender.................................................71
    11.25 Invalidated Payments..............................................71
    11.26 Superseded Prior Agreements.......................................71

Schedule of Exhibits

    Exhibit A     -     J-Hawk Servicing Agreement

    Exhibit B     -     Term Loan Portfolios

    Exhibit C     -     Permitted Disbursements

    Exhibit D     -     Location of Collateral

    Exhibit E     -     Cash Collateral Accounts

    Exhibit F     -     Documentation Checklist

    Exhibit G     -     Exceptions to General Representations

    Exhibit H     -     Fictitious Names

    Exhibit I     -     Affiliates

    Exhibit J     -     Leases, Options and Real Property

    Exhibit K     -     Agreements with Affiliates

                          LOAN AND SECURITY AGREEMENT
                      DIVERSIFIED FINANCIAL SYSTEMS, INC.


       THIS LOAN AND SECURITY AGREEMENT (this "AGREEMENT"), made effective as of April 18, 1996 by and among AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO ("ANB"), Bank of Scotland, acting through its federal branch located in New York, New York, ("BOS"), Diversified Financial Systems, Inc., an Indiana corporation ("BORROWER"), and American National Bank and Trust Company of Chicago, as collateral agent and administrative agent for BOS and ANB (in such capacity the "AGENT").


                                   RECITALS:

       A. Borrower and ANB have entered into that certain Loan and Security Agreement, as amended by that certain First Amendment to Loan and Security Agreement dated as of January 20, 1994, that certain Second Amendment to Loan and Security Agreement dated as of September 30, 1994, and modified by agreements dated as of September 19, 1995, November 19, 1995 and December 21, 1995 ("PRIOR LOAN AGREEMENT").

       B. BOS and ANB (collectively referred to herein as "LENDERS") entered into that certain Participation Agreement dated September 30, 1994 pursuant to which BOS agreed to purchase a participation in the credit facility provided by ANB to Borrower pursuant to the terms of the Prior Loan Agreement.

       C. On September 19, 1995 one hundred percent (100%) of the capital stock of Borrower was sold by Randall R. Geist and J. Michael Hester ("SELLING SHAREHOLDERS") to DFC Asset Corp., a Texas corporation, with the consent of Lenders.

       D. In connection with such sale, DFC Asset Corp. delivered to the Selling Shareholders eight (8) promissory notes ("PURCHASE MONEY NOTES") in partial payment of the purchase price of the stock of Borrower.

       E. At the time of the sale of the shares, Lenders agreed (upon the terms and conditions set forth in that certain Consent Agreement dated as of September 19, 1995, to forebear exercising any rights or remedies arising from certain existing defaults pending resolution of various matters among the parties.

       F. Lenders subsequently extended such forbearance upon the terms and conditions set forth in those certain Forbearance Agreements dated as of October 13, 1995, November 17, 1995, December 21, 1995 and January 15, 1996,
respectively.

       G. Lenders have agreed to terminate their participation in the credit facility evidenced by the Prior Loan Agreement and to become co-lenders to Borrower in credit facilities in an amount not to exceed $50,000,000, comprised of a term loan and a revolving loan, which credit facilities will be unconditionally guaranteed by Randall R. Geist and DFC Asset Corp. In addition:
(i) the holder of each of the Purchase Money Notes will agree to subordinate payment thereof to the payment of the credit facilities provided by Lenders pursuant to the terms hereof; (ii) Randall R. Geist will pledge those Purchase Money Notes payable to him, as collateral for his guaranty; and (iii) FirstCity Financial Corporation (the sole shareholder of DFC Asset Corp.) will provide certain additional guarantees.

       H. Borrower, ANB and BOS have agreed that it is in their mutual best interest to set forth their agreements with respect to the credit facilities herein.

       NOW THEREFORE, in consideration of any loan, advance, extension of credit and/or other financial accommodation at any time made by Lenders to or for the benefit of Borrower, and of the promises set forth herein, the parties hereto agree as follows:

1.     DEFINITIONS AND TERMS

       1.1 The following words, terms and/or phrases shall have the meanings set forth thereafter and such meanings shall be applicable to the singular and plural form thereof, giving effect to the numerical difference. Whenever the context so requires, the use of "IT" in reference to Borrower shall mean Borrower as identified at the beginning of this Agreement:

             (a) "ACCOUNTS": The definition ascribed to this term in Section 4.1 below.

             (b) "ADVANCE": Each disbursement of the Loans made pursuant to the terms of Section 3.

             (c) "AFFILIATE": Any Person (i) in which Borrower, one or more shareholders of Borrower, or other equity interest holders of Borrower, any Subsidiary, and/or any Parent individually, jointly and/or severally, now or at any time or times hereafter, has or have an equity or other ownership interest equal to or in excess of five percent (5%) of the total equity of or other ownership interest in such Person; and/or (ii) which directly or indirectly through one or more intermediaries controls or is controlled by, or is under common control with Borrower. For purposes of this definition "CONTROL" shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of Stock or Partnership Interests, by contract or otherwise. For the purposes of this Agreement (and without limiting the generality of the foregoing), each Credit Party and DPAI shall be deemed to be an Affiliate of Borrower.


             (d) "AGENT": American National Bank and Trust Company of Chicago, and its successors or assigns designated by Lenders in accordance with Section 10.12.

             (e) "AGREEMENT": This Loan and Security Agreement, as amended, modified, supplemented, restated, and extended from time to time.

             (f) "AND/OR": One or the other or both, or any one or more or all, of the things or Persons in connection with which such conjunction is used.

             (g) "ASSETS": Any and all real, personal and intangible property of Borrower, including, without limitation, accounts, chattel paper, contract rights, letters of credit, instruments and documents, Equipment, General Intangibles, inventory (including, without limitation, all raw materials, work in process, finished merchandise, supplies, goods, incidentals, office supplies and packaging materials), wherever located, whether in transit, held by others for Borrower's account, covered by warehouse receipts, purchase orders and contracts, or in the possession of any carriers, forwarding agents, truckers, warehousemen, vendors or other Persons, leases, licenses, and real estate, whether now existing or hereafter acquired or arising.

             (h) "BOOK VALUE": At any time, the then current principal balance outstanding of each Loan Account.

             (i) "BORROWER": Diversified Financial Services, Inc., an Indiana corporation.

             (j) "BORROWER'S COST": the difference between the Maximum Advance Amount and the Proposed Acquisition Price of a Proposed Loan Portfolio.

             (k) "BORROWER'S LIABILITIES": All monetary obligations and liabilities of Borrower to Lenders (including, without limitation, all debts, claims and indebtedness) whether primary, secondary, direct, contingent, fixed or otherwise, heretofore, now and/or from time to time hereafter owing, due or payable, however evidenced, created, incurred, acquired or owing and however arising, whether under this Agreement or the Other Agreements, or by oral agreement or operation of law or otherwise.

             (l) "BORROWER'S OBLIGATIONS": All terms, conditions, warranties, representations, agreements, undertakings, covenants and provisions (other than Borrower's Liabilities) to be performed, discharged, kept, observed or complied with by Borrower pursuant to this Agreement and/or any of the Other Agreements.

             (m) "BULK PACKAGED LOAN REPORT FORMAT 1": The printed report so designated by the FDIC setting forth in reasonable detail information identifying the debtors, original face amounts, maturity dates, interest rates, principal and interest balances, per diem, days late and recent payment record with respect to all Loan Accounts comprising a Loan Portfolio, or comparable report prepared by or on behalf of the FDIC and acceptable in form and substance to Lenders.

             (n) "BUSINESS DAY": Means any day, other than (x) a Saturday, Sunday, a day that is a legal holiday under the laws of one or both of the State of Illinois and the State of New York, or (y) any other day on which banking institutions located in one or both of Chicago, Illinois and New York, New York are authorized or required by law or other governmental action to close.

             (o) "CASH COLLATERAL ACCOUNTS": The definition ascribed to this term in Section 5.4.

             (p) "CHARGES": All national, federal, state, county, city, municipal and/or other governmental (or any instrumentality, division, agency, body or department thereof, including without limitation the Pension Benefit Guaranty Corporation) taxes, levies, assessments, charges, liens, claims or encumbrances upon and/or relating to the Assets, Borrower's Liabilities, Borrower's Obligations, Borrower's business, Borrower's ownership and/or use of any of its Assets, Borrower's income and/or gross receipts and/or Borrower's ownership and/or use of any of its material assets.

             (q) "COLLATERAL": The definition ascribed to this term in Section
4.1 below.

             (r) "COLLATERAL COLLECTIONS": The definition ascribed to this term in Section 3.5.

             (s) "CORPORATE CREDIT PARTY": Each of the Borrower, DFC Asset Corp, DFSLP and FirstCity and, from and after the TLF Payment Date, as defined in that certain DFC Asset Corp. Pledge and Security Agreement of even date, DPAI shall be a Corporate Credit Party.

             (t)  "CREDIT PARTY":  Each Corporate Credit Party and Geist.

             (u)  "DEDICATED ACCOUNT":  The definition ascribed to this term in
Section 3.5.

             (v) "DEFAULT RATE": A rate which is two percent (2%) plus the Interest Rate.

             (w) "DESIGNATED PERSON": Any Person identified as a "Designated Person" on Borrower's Secretary's Certificate heretofore or hereafter delivered to Agent, as amended or superseded from time to time.

             (x)  "DFC ASSET CORP.":  DFC Asset Corp., a Texas corporation.

             (y) "DFSLP": Diversified Financial Systems, L.P., an Indiana limited partnership, of which Borrower is the sole general partner and DPAI is the sole limited partner.

             (z) "DFSLP PROCEEDS": The definition ascribed to this term in
Section 3.4.

             (aa) "DIVIDEND REQUEST": The definition ascribed to this term in
Section 3.5.

             (ab) "DPAI": Diversified Performing Assets, Inc., an Indiana corporation which is a wholly owned subsidiary of DFC Asset Corp., and an Affiliate of Borrower.

             (ac) "ENVIRONMENTAL LAWS": Any Federal, state or local law, rule, regulation, ordinance, order, code or statute applicable to the Borrower or its property, in each case as amended (whether now existing or hereafter enacted or promulgated), controlling, governing or relating to the pollution or contamination of the air, water or land or concerning hazardous, special or toxic materials, wastes or substances, or any judicial or administrative interpretation of such laws, rules or regulations, including, without limitation, the Water Pollution Control Act (33 U.S.C. Section 1251 et seq.), Resource Conservation and Recovery Act (42 U.S.C. Section 6901 et seq.), Safe Drinking Water Act (42 U.S.C. Section 3000(f) et seq.), Toxic Substances Control Act (15 U.S.C. Section 2601 et seq.), Clean Air Act (42 U.S.C. Section 7401 et seq.), Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. Section 9601 et seq.).

             (ad) "ESTIMATED REMAINING COLLECTIONS": With respect to any single Loan Account, any Loan Portfolio or one or more Loan Portfolios taken in the aggregate (whether such Loan Portfolio is, or is a part of, a Term Loan Portfolio, a Proposed Loan Portfolio, or a Loan Portfolio acquired after the date hereof pursuant to the terms in Section 3.1), an amount equal to Borrower's good faith estimate of the remaining collections of principal from such Loan Account or Loan Portfolio(s). With respect to any single Loan Account, any loan portfolio or one or more loan portfolios taken in the aggregate that are owned by DPAI or DFSLP, an amount equal to DPAI's or DFSLP's, as applicable, good forth estimate of the remaining collections of principal from such Loan Account, or loan portfolio(s).

             (ae) "EQUIPMENT": The definition ascribed to this term in Section 4.1.

             (af) "EVENT OF DEFAULT": The definition ascribed to this term in
Section 9.1.

             (ag) "EXISTING OBLIGATIONS": The definition ascribed to this term in Section 2.3.

             (ah) Intentionally deleted.

             (ai) "FDIC": The Federal Deposit Insurance Corporation or such other qualified seller of Loan Portfolios as Lenders may determine with respect to each Loan Portfolio in Lenders' sole and absolute discretion.

             (aj) "FEDERAL FUNDS RATE": Means the rate of interest charged by banks with excess reserves at a Federal Reserve district bank to banks needing overnight loans to meet reserve requirements.

             (ak) "FLC":  First Lake Corp., a Delaware corporation.

             (al) "FINANCIALS": Those financial statements of a Credit Party heretofore, concurrently herewith or from time to time hereafter delivered by or on behalf of Borrower and/or another Credit Party to Lenders.

             (am) "FIRSTCITY": FirstCity Financial Corporation, a Delaware corporation.

             (an) "FRAUDULENT RECEIVABLE": Any Loan Account:

                            (i) As to which the putative Obligor (or any of
                     them, if there be more than one) does not exist; or

                            (ii) As to which no goods or services were in fact
                     delivered or rendered; or

                            (iii) Which is duplicative, in whole or in part, of
                     another obligation (whether or not the Borrower is the assignee or beneficiary thereof); or

                            (iv) Which was originated or obtained, directly or
                     indirectly, in a fraudulent manner or as a result of fraud; or

                            (v) Which is otherwise, in the sole and absolute
                     discretion of the Lenders made reasonably and in good faith, fraudulent (whether in its origin, with respect to the circumstances involved in any assignment or transfer thereof, or otherwise).

             (ao) "FUNDING FEE":  The meaning set forth in Section 2.12(d).

             (ap) "GEIST":  Randall R. Geist.

             (aq) "GENERAL INTANGIBLES": The definition ascribed to this term in
Section 4.1.

             (ar) "GUARANTOR": Any Person which has guaranteed to Lenders the payment, collection or performance of all or any portion of the Secured Obligations, and/or has granted to Lenders and/or Agent a security interest in, or lien or encumbrance upon, some or all of such Person's real, personal property and/or intangible property to secure the payment and/or performance of all or any portion of the Secured Obligations, and/or has executed the Deficiency Undertaking.

             (as) "INDEBTEDNESS": With respect to any Person, at a particular time, (i) indebtedness for borrowed money or for the deferred purchase price of property or services in respect of which such Person is liable, contingently or otherwise, as obligor, guarantor or otherwise or any commitment by which such Person assures a creditor against loss, (ii) obligations under leases which shall have been or should be, in accordance with generally accepted accounting principals, recorded as capital leases in respect of which obligations such Person is liable, contingently or otherwise, as obligor, guarantor or otherwise, or in respect of which obligations such Person assures a creditor against loss, and (iii) all obligations and liabilities with respect to unfunded vested benefits under any "EMPLOYEE BENEFIT PLAN" or with respect to withdrawal liabilities incurred under ERISA by the Borrower or any ERISA Affiliate to a "MULTIEMPLOYER PLAN," as such terms are defined under the Employee Retirement Income Security Act of 1974.

             (at) "INTEREST RATE": The variable rate of the sum of two percent (2%) per annum plus the Prime Rate, adjusted from time to time automatically and simultaneously with each announced change in the Prime Rate.

             (au) Intentionally Deleted.

             (av) "INVENTORY": The definition ascribed to this term in Section 4.1.

             (aw) "J-HAWK": J-Hawk Servicing Corporation, a Texas corporation, which is an Affiliate of FirstCity.

             (ax) "LEASES":  The meaning ascribed to this term in Section 4.1.

             (ay) "LENDERS": Individually or collectively, American National Bank and Trust Company of Chicago and Bank of Scotland and any other lender hereafter made a party to this Agreement pursuant to Section 11.8.

             (az) "LENDER'S COMMITMENT": The meaning ascribed to this term in
Section 2.15.

             (ba) "LOANS": Any and all loans, advances, extensions of credit and/or other financial accommodations of any kind or nature made by Lenders, or any one or more of them, at any time to, for the benefit or at the request of Borrower pursuant to this Agreement and/or any of the Other Agreements.

             (bb) "LOAN ACCOUNT": A loan obligation set forth as a single entry with respect either to a Term Loan Portfolio or on a Bulk Packaged Loan Report Format 1 and purchased by Borrower from the FDIC.

             (bc) "LOAN ACCOUNT DOCUMENTATION": All notes, instruments, agreements and other documents, including chattel paper, effecting, evidencing or governing a Loan Account.

             (bd) "LOAN ADVANCE CERTIFICATE": Certificate(s) delivered by Borrower to Agent pursuant to Section 3.1 below, certified as true, accurate and complete by an executive officer of Borrower and setting forth with respect to a Proposed Loan Portfolio the following information: (i) the aggregate Book Value;
(ii) the aggregate interest due; (iii) the number of Loan Accounts; (iv) the Book Value and aggregate interest outstanding of each Loan Account; (v) Proposed Acquisition Price of such Proposed Loan Portfolio and allocated by Loan Accounts comprising such Proposed Loan Portfolio ("Allocated Purchase Price"); (vi) calculation of the Maximum Advance Amount with respect to such Proposed Loan Portfolio; (vii) a statement of the Estimated Remaining Collections with respect to the Proposed Loan Portfolio in the aggregate and for each Loan Account comprising the Proposed Loan Portfolio; (viii) a statement that DFC Asset Corp. is providing the Borrower's Cost as a capital contribution to Borrower; (ix) the proposed date of acquisition; and (x) certification that no Loan Account in the Proposed Loan Portfolio that is secured by Real Estate has an Allocated Purchase Price in excess of Five Hundred Thousand Dollars ($500,000.00). No Loan Advance Certificate shall be deemed to be complete unless accompanied by both the Bulk Packaged Loan Report Format 1 with respect to the Proposed Loan Portfolio and any and all written analyses by or on behalf of Borrower, however formal or informal the same may be, of the Proposed Loan Portfolio, including, without limitation, all such analyses of individual Loan Accounts which are included in such Proposed Loan Portfolio.

             (be) "LOAN DOCUMENTS": This Agreement, the Other Agreements and each guaranty, pledge agreement, security agreement, cash collateral agreement, subordination agreement, deficiency undertaking, indemnity agreement or similar agreement executed by a Credit Party or Lender in connection with this Agreement, and all other instruments and agreements executed in connection herewith and therewith, in each case as amended, modified, supplemented, restated and extended from time to time. Without limiting the generality of the foregoing, each amendment to (or constituting part of), this Agreement or any other Loan Document and each instrument and agreement (including, without limitation, waivers) executed in connection with any Loan Documents shall be deemed to be a Loan Document for all purposes of this Agreement and the other Loan Documents.

             (bf) "LOAN PORTFOLIO": Loan Accounts purchased by Borrower together on one date from the FDIC, all of which Loan Accounts are set forth on a single Bulk Packaged Loan Report Format 1.

             (bg) "MATURITY DATE": April 17, 1997 or such earlier date as all Borrower's Liabilities shall be due and payable by acceleration or otherwise.

             (bh) "MAXIMUM ADVANCE AMOUNT": With respect to each proposed Advance of the Revolving Loan to acquire a Proposed Loan Portfolio, an amount equal to the lesser of:

                  (a) The lesser of: (i) 80% of the Proposed Acquisition Price of the Proposed Loan Portfolio, as set forth in the Loan Advance Certificate, and (ii) 55% of the Estimated Remaining Collections of such Proposed Loan Portfolio, as set forth in the Loan Advance Certificate; or

                  (b) Such lesser amount as Lenders shall, in their sole and absolute discretion, determine.

Unless the Lenders (or the Agent on their behalf) notify the Borrower that they believe a lesser number is correct,the amounts of the Proposed Acquisition Price and the Estimated Remaining Collections shall, for purposes of clause (a) above, be as set forth by the Borrower in the relevant Loan Advance Certificate.

             (bi) "MAXIMUM PORTFOLIO BALANCE": The maximum unpaid principal balance of a Portfolio Advance (expressed as a percentage of the sum of the original principal amount of said Portfolio Advance plus any amount added thereto as a result of the making of any Protective Advance with respect to said Loan Portfolio) on each Portfolio Advance Target Date, as set forth in Section 2.4(d).

             (bj) "MAXIMUM TERM LOANS": The maximum aggregate outstanding principal balance of the Term Loans, from time to time (expressed as a percentage of the original aggregate principal balance of the Term Loans plus any amount added thereto as a result of the making of any Protective Advance with respect to the Term Loan Portfolios) on each Term Loan Target Date, as set forth in Section 2.4(c).

             (bk) "NET COLLECTIONS": The meaning ascribed to this term in
Section 3.5.(a).

             (bl) "NOTES": The Term Notes and the Revolving Notes, or any one or more of them, as context requires.

             (bm) "OBLIGOR": Any Person who is and/or may become obligated to Borrower under or on account of Loan Accounts or other Accounts.

             (bn) "OPTIONS":  The meaning ascribed to this term in Section 4.1.

             (bo) "OTHER AGREEMENTS": All agreements, instruments and documents, including, without limitation, bond agreements, loan agreements, security agreements, subordination agreements, guaranties, mortgages, deeds of trust, notes, letters of credit, advises of credit, bankers acceptances, pledges, powers of attorney, consents, assignments, contracts, notices, leases, financing statements and all other written matter heretofore, now and/or from time to time hereafter executed by and/or on behalf of Borrower and delivered or filed to or for the benefit of Lenders and/or Agent, or issued by Lenders and/or Agent upon the application and/or other request of, and on behalf of, Borrower, in each case as amended, modified, supplemented, restated and extended from time to time.

             (bp) "OTHER LENDERS": The Lenders party to this Agreement other than any Lender that is also the Agent.

             (bq) "PARENT": Any Person, now or at any time or times hereafter, owning or controlling (alone or with Borrower, any Subsidiary and/or any other Person) at least a majority of the issued and outstanding Stock, Partnership Interests or other ownership interest of Borrower or any Subsidiary. For purposes of this definition control shall have the same meaning ascribed to this term in Section 1.1(c) above.

             (br) "PARTNERSHIP INTERESTS": All units of ownership, interests, participations or other equivalents (however designated) of or in a limited or general partnership, including, without limitation, such interests of general and limited partners, and all agreements, instruments and documents convertible, in whole or in part, into any one or more or all of the foregoing, and further including, without limitation, the general partnership interest of Borrower in DFSLP.

             (bs) "PERSON": Means any individual, sole proprietorship, general or limited partnership, joint venture, trust, unincorporated organization, association, corporation, institution, entity, party or government (whether national, federal, state, county, city, municipal or otherwise, including without limitation any instrumentality, division, agency, body or department thereof).

             (bt) "PERMITTED LIENS": (i) The liens created in favor of Agent for the benefit of Lenders, whether pursuant to this Agreement or any of the Other Agreements or otherwise; (ii) liens for Charges which are not yet due and payable or which are expressly permitted pursuant to the terms hereof, or claims and unfunded liabilities under ERISA not yet due and payable or which are being contested in good faith by appropriate proceedings diligently pursued; (iii) liens arising in connection with worker's compensation, unemployment insurance, old age pensions and social security benefits which are not overdue or are being contested in good faith by appropriate proceedings diligently pursued, provided that in the case of any such contest any proceedings commenced for the enforcement of such liens shall have been duly suspended and such reserve or provision for the payment of such liens has been made on the books of Borrower as may be required by generally accepted accounting principles; (iv) liens incurred in the ordinary course of business to secure the performance of statutory obligations arising in connection with progress payments or advance payments due under contracts with the United States Government, any state government, or any agency of any thereof entered into in the ordinary course of business; and (v) additional liens expressly permitted from time to time in writing by Lenders.

             (bu) "PORTFOLIO ADVANCE": Each Advance, if any, made pursuant to the terms of Section 3.1 for the purpose of acquiring a Loan Portfolio.

             (bv) "PORTFOLIO ADVANCE TARGET DATE": Each of the dates determined pursuant to Section 2.4(d).

             (bw) "PRIME RATE": Means, for any day, the higher of (x) the Federal Funds Rate in effect on such day plus 1/2%, or (y) the per annum rate of interest announced or published publicly from time to time by ANB at its principal place of business in Chicago, Illinois as its prime, base or equivalent rate of interest. Each of such prime rate, base rate and Prime Rate is a designated rate, and may not be the lowest or least rate charged by ANB to its commercial customers. Each change in the interest rate resulting from a change in the Prime Rate shall be effective as of the opening of business on the day on which such change becomes effective.

             (bx) "PROPOSED ACQUISITION PRICE": The cash price Borrower will pay the FDIC for the acquisition of a Loan Portfolio, as set forth in the applicable Loan Advance Certificate, both in the aggregate and allocated to each Loan Account comprising such Loan Portfolio.

             (by) "PROPOSED LOAN PORTFOLIO": A portfolio of Loan Accounts which Borrower proposes to acquire and which is described in a Loan Advance Certificate and Bulk Packaged Loan Report Format 1 submitted together by Borrower to Lenders.

             (bz) "PROTECTIVE ADVANCE": Any Advance made by Lenders to Borrower to be used by Borrower to protect any collateral pledged by an Obligor as security for a Loan Account or to preserve and protect the lien, security interest or other encumbrance granted to Borrower in said collateral.

             (ca) "RECORDS": The definition ascribed to this term in Section 4.1 below.

             (cb) "REVOLVING LOAN PORTFOLIOS": The Loan Portfolios acquired by Borrower after the date hereof, if any, from the proceeds of Revolving Loans in accordance with Section 3.1.

             (cc) "REVOLVING LOANS": Loans made or to be made by Lenders to Borrower pursuant to the terms of Section 2.2(a).

             (cd) "REVOLVING NOTES": Those certain revolving promissory notes each in the original principal amount of $5,000,000, each dated even date herewith, delivered by Borrower to ANB and BOS, respectively, pursuant to
Section 2.2(d), together with all amendments, modifications, extensions, supplements and restatements thereto or thereof.

             (ce) "SECURED OBLIGATIONS": All Borrower's Liabilities and Borrower's Obligations.

             (cf) "SERVICING FEE": that fee payable by Borrower to J-Hawk pursuant to the loan servicing agreement entered into by and between Borrower and J-Hawk, as such loan servicing agreement is set out in Exhibit A ("SERVICING AGREEMENT").

             (cg) "SPECIAL COLLATERAL": The definition ascribed to this term in
Section 4.8 below.

             (ch) "STOCK": All shares, interests, participations or other equivalents (however designated) of or in a corporation, whether or not voting, including, but not limited to, common stock, warrants, preferred stock, convertible debentures and all agreements, instruments and documents convertible, in whole or in part, into any one or more or all of the foregoing.

             (ci) "SUBSIDIARY": Any Person at least a majority of whose issued and outstanding Stock, Partnership Interests or other ownership interests now or at any time hereafter is owned by Borrower and/or one or more Subsidiaries.

             (cj) "SUPPLEMENTAL DOCUMENTATION": The definition ascribed to this term in Section 4.2 below.

             (ck) "TANGIBLE NET WORTH": As determined at any time, the total of shareholders' equity (including capital stock, additional paid-in capital and retained earnings after deducting treasury stock) of Borrower, less the sum of the total amount of any intangible assets, which, for purposes of this definition, shall include, without limitation, General Intangibles and, if applicable, all accounts receivable from shareholders or officers of Borrower, all prepaid expenses, any unamortized debt, discount and expense, unamortized deferred charges and good will, all as determined in accordance with generally accepted accounting principles, consistently applied.

             (cl) "TERM LOANS ": The term loan or loans made by Lenders to Borrower pursuant to Section 2.3.

             (cm) "TERM LOAN PORTFOLIOS": The Loan Portfolios set forth on Exhibit B.

             (cn) "TERM LOAN TARGET DATE": Each of the dates determined pursuant to Section 2.4(c).

             (co) "TERM NOTES": Those two certain promissory notes each in the original principal amount of $20,881,245.78 each, dated even date herewith, delivered by Borrower to

ANB and BOS, respectively, pursuant to Section 2.3(c), together with all amendments, modifications, extensions, supplements and restatements thereto or thereof.

             (cp) "TLF": Transamerica Lender Finance, a division of Transamerica Business Credit corporation.

             (cq) "TRANSAMERICA DEFAULT": The definition ascribed to this term in Section 3.4.

             (cr) "UCC": The Uniform Commercial Code, as enacted in Illinois.

             (cs) "UNMATURED DEFAULT": Any event or condition which, with the passage of time or the giving of notice or both, would constitute an Event of Default hereunder.

             (ct) "WEEKLY PAYMENT": The definition ascribed to this term in
Section 3.5.

       1.2 Except as otherwise defined in this Agreement or the Other Agreements, all words, terms and/or phrases used herein and therein shall be defined by the applicable definition therefor (if any) in the UCC.

2.     LOANS: GENERAL TERMS

       2.1   Loan Facilities; Interest.

             (a) The Loans. The Loans shall be comprised of two (2) facilities, the Revolving Loans and the Term Loans.

             (b) Interest Rate. From the date of disbursement of funds until the occurrence of an event set forth in Section 2.1(c), the principal balance of all Loans from time to time unpaid shall bear interest at the Interest Rate. If funds are disbursed into an account pursuant to Section 3.1(b) or into an escrow at the direction of Borrower or to the FDIC, interest shall be charged from the date of deposit or disbursement. Interest shall be computed on the basis of a 360 day year and charged for the actual number of days elapsed.

             (c) Default Interest. If any of the Secured Obligations is not paid when due and payable or declared due and payable, interest shall accrue thereon from the due date of the same until paid at the Default Rate. Such amounts shall be part of the Secured Obligations immediately due and payable by Borrower to Agent without notice to or demand of Borrower.

       2.2   Revolving Loans.

             (a) Advances. Subject to the terms and conditions hereof, Lenders may, in their sole and absolute discretion, make available to Borrower revolving loans ("REVOLVING LOANS") from time to time in an aggregate principal amount not to exceed at any time outstanding the lesser of: (i) Fifty Million and No/100 Dollars ($50,000,000.00) minus the aggregate outstanding principal amount of the Term Loans and (ii) Ten Million and No/100 Dollars ($10,000,000.00). Subject to the provisions hereof, the principal amount of each

Advance may be borrowed, repaid (without any premium or penalty) and reborrowed again, from time to time, in whole or in part.

             (b) Use of Proceeds of Revolving Loans. The Revolving Loans shall be used by Borrower: (i) to acquire Loan Portfolios in accordance with the provisions of Section 3.1; (ii) to fund Protective Advances in an amount not to exceed, at any one time, $1,000,000; and (iii) in Lenders' sole and absolute discretion, to pay any Secured Obligation, including Advances made pursuant to Sections 2.11, 2.12, and 2.13. Portfolio Advances shall be made, if at all, in accordance with Section 3.1. Protective Advances shall be made, if at all, in accordance with Section 3.2. All other Advances of the Revolving Loan shall be made, if at all, in accordance with the provisions of Section 3.3.

             (c) Revolving Loan Commitments. All Revolving Loans shall be made ratably from the Lenders in proportion to their respective Lender's Commitment and shall be disbursed in accordance with the provisions of Sections 2.15, 3.1,
3.2 and 3.3. Notwithstanding anything to the contrary contained herein, Lenders shall have no obligation to make any Revolving Loans to Borrower during the term hereof. Revolving Loans may be made, if at all, only after compliance by Borrower with the requirements of Sections 3.1, 3.2 and 3.3, Section 6 and the other applicable provisions of this Agreement.

             (d) Revolving Notes. The Revolving Loans are further evidenced by two Revolving Notes delivered to ANB and BOS concurrently herewith. The Revolving Notes bear interest at the Interest Rate and shall be repayable as provided herein.

       2.3   Term Loans.

             (a) Existing Obligations. As used herein the term "EXISTING OBLIGATIONS" shall mean and include:

              (1) Liabilities of Borrower to ANB under the terms of the Prior Loan Agreement in the aggregate amount of $26,648,597.14;

              (2) Liabilities of First Lake Corp. to LaSalle National Bank in the aggregate amount of 6,164,428.43; evidenced by a Payoff Letter from LaSalle National Bank dated April 19, 1996 ("LASALLE BANK FIRST LAKE LOAN");

              (3) Liabilities of First Lake Corp. to LaSalle National Bank in the principal amount of approximately $492,455.70 relating to Protective Advances made prior to the date hereof.

              (4) The amount of $1,741,615.00 advanced by FirstCity to Borrower on January 26, 1996 as the purchase price of the Loan Portfolio commonly referred to as Atlanta II;

              (5) Liabilities of Borrower to DFC Asset Corp. in the amount of $1,138,514.66 which liability is evidenced by an unsecured promissory note dated September 19, 1995;

              (6) Liabilities of Borrower to DFC Asset Corp. in the amount of $828,011.63, which liability is evidenced by an unsecured promissory note dated September 19, 1995;

              (7) The amount of $858,047.00 advanced on December 27, 1995 by FirstCity to Borrower and advanced by Borrower to LaSalle National Bank as principal payments with respect to the LaSalle Bank First Lake Loan for the Loan Portfolio commonly referred to as Manchester II;

              (8) The amount of $1,109,159.00 advanced on March 26, 1996 by FirstCity to Borrower and advanced by Borrower to LaSalle National Bank as principal payments with respect to the LaSalle Bank First Lake Loan for the Loan Portfolio commonly referred to as Connecticut I; and

              (9) Liabilities of Borrower to Transamerica in the principal amount of $2,781,663.00 under the terms of that certain Loan and Security Agreement dated February 28, 1994.


             (b) Use of Proceeds of the Term Loans. Subject to the conditions set forth in Section 6, Lenders will loan to Borrower an amount equal to the Existing Obligations as the Term Loans. The Term Loans shall be made ratably by the Lenders in accordance with their respective Lender's Commitments. The proceeds of the Term Loans shall be used solely by Borrower for the purpose of paying the Existing Obligations in full.

             (c) Term Notes. The Term Loans are further evidenced by two promissory notes delivered concurrently herewith in the original principal amount of $20,881,245.78 each, payable to the order of ANB and BOS, respectively. The Term Notes bear interest at the Interest Rate and shall be payable as provided herein.


       2.4 Maximum Outstanding Loans. Notwithstanding anything contained in this Agreement or the Other Agreements to the contrary:

             (a) Maximum Borrower's Liabilities. The principal portion of Borrower's Liabilities outstanding at any one time shall not exceed the sum of Fifty Million and No/100 Dollars ($50,000,000).

             (b) Maximum Revolving Loans. The principal portion of Borrower's Liabilities under the Revolving Loans shall not exceed the lesser of: (i) Fifty Million and No/100 Dollars ($50,000,000.00) minus the aggregate outstanding principal amount of the Term Loans, and (ii) Ten Million Dollars and No/100 ($10,000,000.00).

             (c) Maximum Term Loans. The principal portion of Borrower's Liabilities under the Term Notes (including, without limitation, the unpaid principal amount of Protective Advances made with respect to Term Loan Portfolios) shall not exceed the following percentages of the aggregate principal balance on the date hereof of the Term Loans on or before the following Term Loan Target Dates:


 TERM LOAN
TARGET DATE                MAXIMUM TERM LOANS

June 30, 1996              87.5% of the original principal balance

September 30, 1996         75% of the original principal balance

December 31, 1996          62.5% of the original principal balance

Maturity Date The unpaid principal balance plus all accrued but unpaid interest shall be due in full.


Following Borrower's written request, Agent shall deliver to Borrower a schedule (subject to the Other Lender's concurrence) of the amount of the Maximum Term Loans that may be outstanding on each of the foregoing Term Loan Target Dates.

             (d) Maximum Portfolio Balance. The principal portion of each Portfolio Advance outstanding (which principal outstanding shall include for this purpose the unpaid principal amount of all Protective Advances made with respect to such Loan Portfolio) shall not exceed an amount equal to the following percentage of the original principal balance of such Portfolio Advance (i.e., excluding from the original principal balance of the Portfolio Advance the original principal amount of any such Protective Advances) on or before the following Portfolio Advance Target Dates:


MAXIMUM PORTFOLIO                    PORTFOLIO ADVANCE TARGET DATE
BALANCE

90% of the Portfolio Advance         on or before the 6 month anniversary of the
                                     applicable Portfolio Advance

75% of the Portfolio Advance         on or before the 9 month anniversary of the
                                     applicable Portfolio Advance

Paid in Full                         on or before the Maturity Date



Following Borrower's written request, Agent shall deliver to Borrower a schedule (subject to the Other Lender's concurrence) setting forth the Maximum Portfolio Balance on each of the Portfolio Advance Target Dates with respect to each Revolving Loan Portfolio.

             (e) Fraudulent Receivable. In the event any Loan Account is determined by Lenders, in their sole and absolute discretion made reasonably and in good faith, to be a Fraudulent Receivable, that portion of the Loans allocable thereto (in Lenders' reasonable discretion), shall be repaid to the Lenders by FirstCity on behalf of the Borrower pursuant to the Deficiency Undertaking.

             (f) Ratio of Term Loans to Estimated Remaining Collections. At no time shall the unpaid principal balance of the Term Loans be greater than 65% of the Estimated Remaining Collections of the Term Loan Portfolios.

             (g) Ratio of Portfolio Advance to Estimated Remaining Collections. At no time shall the total unpaid principal balance of any Portfolio Advance exceed 55% of the Estimated Remaining Collections of the Loan Portfolio to which such Portfolio Advance relates.

             (h) Ratio of Borrower's Liabilities to Real Property. At no time shall the aggregate unpaid principal balance of Loans with respect to Loan Accounts which are secured by real property exceed 40% of the total aggregate unpaid principal balance of the Borrower's Liabilities.

             (i) Maximum Amounts Secured by Real Property. At no time shall the Allocated Purchase Price of any individual Loan Account which is secured by real property (or any one or more Loan Accounts secured in whole or in part by the same real property) which is a part of a Loan Portfolio exceed Five Hundred Thousand Dollars ($500,000.00).

             (j) Maximum DFC Indebtedness. At no time shall the aggregate Indebtedness of DFC Asset Corp., Borrower, DPAI and DFSLP and their Subsidiaries, if any, be greater than 60% of the sum of (x) the Estimated Remaining Collections of the Revolving Loan Portfolios and (y) the Estimated Remaining Collections of the Term Loan Portfolios, and (z) the Estimated Remaining Collections of all loan portfolios of either DPAI or DFSLP.

       2.5 Limitation on Lender's Obligations. Notwithstanding anything to the contrary contained herein or in any other Loan Document:

             (a) Revolving Loans. Lenders shall have no duty or obligation to make any Revolving Loans under the terms hereof. All Revolving Loans shall be made, if at all, in Lenders' sole and absolute discretion. Borrower hereby acknowledges that Lenders shall not be bound by any course of prior dealings, the duty of good faith and fair dealing or reasonableness in exercising such discretion.

             (b) No Extension. Lenders shall have no duty to extend the Maturity Date and the unpaid principal balance of the Term Loans and the Revolving Loans shall be due and payable in full on the Maturity Date.

             (c) Failure to Make Loans. The failure of any Lender to make its ratable portion of an Advance which Lenders then have become obligated to make pursuant to the terms of this Agreement shall not relieve any other Lender of its obligation to make Advances under this Agreement. If any Lender fails to make its ratable portion of an Advance neither Agent nor any of the other Lenders will have any obligation to make that Lender's Advance or to find another lender to make that Advance on the same terms and conditions or upon any other terms and conditions.

       2.6 General Payment Provisions. Except as otherwise specifically provided in this Agreement, that portion of Borrower's Liabilities consisting of:

             (a) Payment of Interest. Interest payable by Borrower to Lenders with respect to the Revolving Loans and the Term Loans shall be due and payable by Borrower weekly on the last Business Day of each week with respect to such week (to the extent able to be paid from Collateral Collections pursuant to Section 3.5) and, to the extent not then previously paid, on the final Business Day of each month. Weekly interest payments shall be paid from Collateral Collections in accordance with the provisions of Section 3.5; provided that in the event Collateral Collections are not so permitted or are insufficient to satisfy Borrower's obligations to pay interest in accordance with the provisions of this Section and of Section 3.5, Borrower shall pay to Agent the amount necessary to pay such deficiency on the last Business Day of each month, without notice or demand;

             (b) Payment on Maturity. The unpaid principal balance of all Loans and all accrued Interest with respect thereto shall be due and payable on the Maturity Date;

             (c) Payment of Principal of Term Loans. Subject to the provisions of Section 2.6(b), principal payable on account of the Term Loans shall be payable in accordance with the provisions of Sections 2.4(c) and 2.6(i). Principal payments shall be paid from Collateral Collections in accordance with
Section 3.5(b) to the extent permitted thereby or the Lenders shall otherwise agree in their sole and absolute discretion; provided that in the event Collateral Collections are not so permitted or are insufficient to satisfy Borrower's obligations to reduce the principal amount of the Term Loans to an amount which is equal to or less than the Maximum Term Loans on each Term Loan Target Date, Borrower shall pay to Agent, without notice or demand on or before the applicable Term Loan Target Date, the amount necessary to pay such deficiency;

             (d) Payment of Principal of Portfolio Advance. Subject to the provisions of Section 2.6(b), principal payable on account of any Portfolio Advance shall be payable in accordance with the provisions of Sections 2.4(d) and 2.6(i). Principal payments shall be paid from Collateral Collections in accordance with Section 3.5(a) to the extent permitted thereby, or as the Lenders may otherwise agree in their sole and absolute discretion; provided that in the event that Section 3.5(a) does not permit or Collateral Collections are not sufficient to satisfy Borrower's obligations to reduce the principal amount of such Portfolio Advance to an amount which is equal to or less than the Maximum Portfolio Balance on each Portfolio Target Date, Borrower shall pay to Agent, without notice or demand on or before the applicable Portfolio Loan Target Date, the amount necessary to pay such deficiency;

             (e) Payment of Protective Advances. Protective Advances shall be made, if at all, in accordance with Section 3.2. Subject to the provisions of
Section 2.6(b), the principal balance of any Advance made to fund a Protective Advance shall be due and payable on the earliest of (i) the date on which Borrower receives reimbursement or payment relating to such Protective Advance from the Obligor thereof, or (ii) the sale or disposition of the Loan Account (or the collateral therefor) for which such Protective Advance was made, or
(iii) if not sooner paid, in accordance with Section 2.4(c) with respect to Protective Advances that are made with respect to Term Loan Portfolios and Section 2.4(d) with respect to Protective Advances that are made with respect to Revolving Loan Portfolios;

             (f) Payment of Other Advances. Subject to the provisions of Section 2.6(b), principal payable on account of any Advance made in accordance with
Section 3.3 shall be due and payable on demand and shall be paid from Collateral Collections in accordance with Sections 3.5 (a)(ii)(1) and 3.5(b)(ii)(1) to the extent permitted thereby;

             (g) Payment of Costs. Costs, fees and expenses payable by Borrower to Lenders and/or Agent shall be payable to Agent or to such other Person or Persons designated by Agent, on demand and, if not sooner paid, shall be paid from Collateral Collections in accordance with Sections 3.5 (a)(ii)(1) and 3.5(b)(ii)(1) to the extent permitted thereby;

             (h) Other Borrower's Liabilities. All other Borrower's Liabilities, if any, shall be payable by Borrower as and when provided in this Agreement or the Other Agreements but in any event, no later than the Maturity Date; and

             (i) Obligation to Eliminate Excess. In the event that at any time Borrower's Liabilities (or any portion thereof) exceeds the applicable maximum amount therefor as set forth in Section 2.4, or if at any time the principal portion of any Portfolio Advance exceeds the applicable amount therefor as set forth in said section, Borrower shall immediately, without demand therefor, pay to Agent an amount sufficient to eliminate such excess.

       2.7 Place of Payments. All payments shall be payable to Agent, for the ratable benefit of Lenders, in lawful currency of the United States of America and without setoff or counterclaim, at 33 N. LaSalle Street, Chicago, Illinois or at such other place or places as Agent may hereafter designate in a written notice given to Borrower in accordance with Section 11.5. Promptly upon receipt thereof, Agent shall forward each Lender's ratable share of such amounts to such Lenders.

       2.8 Single Liability. All of the Secured Obligations shall constitute one obligation secured by the security interest, lien or encumbrance in or upon the Collateral and by all other security interests, liens, claims and encumbrances heretofore, now and/or from time to time hereafter granted by Borrower and/or any Guarantor to Agent, for the ratable benefit of Lenders.

       2.9 Business Purpose. Borrower warrants and represents to Lenders that Borrower shall use the proceeds of all Loans solely for business purposes and consistently with all applicable laws and statutes. Borrower further warrants and represents to Lenders and covenants with Lenders that Borrower is not in the business of extending credit for the purpose of purchasing or carrying margin Stock (within the meaning of Regulation U issued by the Board of Governors of the Federal Reserve System), and no proceeds of any Loans will be used to purchase or carry any margin Stock or to extend credit to others for the purpose of purchasing or carrying any margin Stock.

       2.10 Reaffirmation of Warranties. The disbursement of the Term Loans and each Advance thereafter shall constitute an automatic warranty and representation by Borrower to

Lenders that there does not then exist an Event of Default or an Unmatured Default at the time of making such Loan and that all representations and warranties contained herein and in each and every one of the other Loan Documents is true and correct as of the date of disbursement of said Loan.

       2.11 Payment of Bank Charges. Borrower shall pay to Agent as part of Borrower's Liabilities, on demand, any and all charges asserted by a bank or similar institution against Lenders and/or Agent for or with respect to Agent's forwarding to Borrower or at the direction of Borrower of proceeds of any Loans or for or with respect to Agent's depositing for collection any check or item of payment received and/or delivered to Agent on account of Borrower's Liabilities, or in connection with any Cash Collateral Account.

       2.12  Loan Fees.  Borrower shall pay:

             (a) To Agent, to be retained by Agent, monthly as part of Borrower's Liabilities, a loan administration fee equal to $3,500 for each month (or part thereof) from the date hereof until the date on which Borrower's Liabilities are paid in full. Said fees shall be paid on the earlier of (i) quarterly in arrears on the last day of each May, August, November and February during the term hereof, commencing May 31, 1996 or (ii) that date when Borrower's Liabilities are paid in full;

             (b) To Agent, to be retained by Agent, at the time of each Portfolio Advance under the Revolving Loan, a fee equal to $7.00 for each Loan Account for which Loan Account Documentation is pledged to Lenders and/or Agent;

             (c) To Agent, for the ratable benefit of Lenders, a quarterly loan fee equal to $25,000 payable on the last day of each May, August, November and February during the term hereof, provided that, if Borrower pays Borrower's Liabilities in full before November 30, 1996 the unpaid balance of the unpaid aggregate quarterly loan fees shall be immediately due and payable; and

             (d) To Agent, for the ratable benefit of Lenders, a Funding Fee in the amount of $400,000 payable in installments of $100,000 concurrently herewith and on May 31, 1996, August 31, 1996 and November 30, 1996; provided that, if Borrower pays Borrower's Liabilities in full before November 30, 1996 the unpaid balance of the Funding Fee shall be immediately due and payable.

       2.13 Authorized Advances. Lenders, in their sole and absolute discretion, upon notice thereof to Borrower, may disburse for the account of Borrower, as a disbursement of the Revolving Loans, any or all funds necessary to pay: (a) any costs, expenses or other amounts required to be paid by Borrower hereunder and not so paid (but not, unless Lenders agree in their sole and absolute discretion, any amounts payable under Section 2.12 hereof); (b) any Person as Lenders deem necessary or desirable to insure that the security interest, lien or other encumbrance granted to Agent, on behalf of Lenders in the Collateral shall at all times have the priority represented and covenanted in this Agreement and the Other Agreements; (c) to protect the Collateral or Agent's and/or Lenders' security interest therein; and (d) for any and all other costs or expenses incurred by Borrower or Lenders and/or Agent (including, without limitation expenses and reasonable fees of Lenders' attorneys in connection with the Loans).

       2.14 Prepayment. The Loans may be prepaid in part, but not in whole, at any time without premium or penalty; provided that any prepayment of the Loans in full shall be accompanied by the payment of all accrued but unpaid interest. The Loans may be prepaid in whole upon not less than five (5) days prior notice, without premium or penalty. Borrower shall not be subject to any penalty or other charge solely because no Revolving Loans are advanced hereunder or because any or all Loans are prepaid in full.

       2.15 Lender's Commitment. Each Lender hereby agrees that its loan commitment (a "LENDER'S COMMITMENT") shall be 50% of all Loans made by Lenders to Borrower pursuant to the terms hereof. This provision may be modified from time to time, as to all Loans, or as to individual Portfolio Advances, by written agreement between the Lenders, without notice to or consent by Borrower. Each and every Loan made by Lenders pursuant to the terms hereof shall be made by Lenders depositing their ratable share of each Advance (based upon each Lender's Commitment) with Agent, in immediately available funds, no later than 10:00 A.M.
Chicago time on the date of the funding of such Loan.

       2.16 Change of Laws. If either Lender shall determine at any time after the date hereof that the adoption of any law, rule or regulation regarding capital adequacy, or any change therein or in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof or compliance by such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any such authority, central bank or comparable agency, has or would have the affect of reducing the rate of return on Lender's capital as a consequence of its obligations hereunder to a level below that which Lender could have achieved but for such adoption, change or compliance (taking into consideration Lender's policies with respect to capital adequacy) by an amount deemed by such Lender to be material, then, upon Lender's presentation to Borrower of a written calculation and explanation of such charge and its effect, Borrower shall pay to such Lender upon demand such amount or amounts, in addition to the amounts payable under any other provision of this Agreement or the Other Agreements, as will compensate Lender for such reduction. Determinations by a Lender for purposes of this paragraph of the additional amount or amounts required to compensate Lenders with respect to the foregoing shall be conclusive in the absence of manifest error. In determining such amount or amounts, Lenders may use any reasonable averaging or attribution methods.


3.     DISBURSEMENTS AND APPLICATION OF PAYMENTS

       3.1 Disbursement of Portfolio Advances. Subject to the limitations set forth in Sections 2.2 and 2.4 and other applicable provisions of this Agreement (including, without limitation, Section 6 hereof), and provided no Event of Default or Unmatured Default then exists hereunder or would then be created thereby, Lenders may, in their sole and absolute discretion, disburse Advances to Borrower and Borrower may use Advances from time to time to acquire Loan Portfolios under the following terms and conditions.

             (a) Proposed Loan Portfolio. If Borrower proposes to acquire one or more Loan Portfolios with the proceeds of an Advance to be made hereunder, then
(i) Borrower shall execute and deliver to Lenders a Loan Advance Certificate with respect to such Proposed Loan Portfolio, in form and detail acceptable to Lenders, in their sole and absolute discretion, no less than three (3) Business Days prior to the proposed date of Borrower's submission of a bid to the FDIC with respect to such Proposed Loan Portfolio; (ii) if Lenders determine, for any reason or no reason, that the Proposed Loan Portfolio is acceptable to become a Revolving Loan Portfolio and at the time of such determination the Proposed Loan Portfolio is available for acquisition by Borrower, then Lenders will make available to Borrower an Advance in an amount equal to the Maximum Advance Amount or such lesser amount as Borrower shall have requested (in each case subject to the limitation in Section 2.4(b)); (iii) if either Lender determines, for any reason or no reason, that the Proposed Loan Portfolio is not acceptable to become a Revolving Loan Portfolio, then no Revolving Loan shall be disbursed with respect to such Proposed Loan Portfolio and Borrower acknowledges that Lenders shall have no liability in connection with a Revolving Loan not being made hereunder with respect to such Proposed Loan Portfolio.

             (b) Funding Portfolio Advances. In the event Lenders determine to make a Revolving Loan with respect to a Proposed Loan Portfolio in accordance with Section 3.1(a), Agent shall notify Borrower (telephonic notice being sufficient for the purposes of this Section 3.1(b)), and not later than 10:00 a.m. Chicago time on the date of the proposed funding Lenders shall deliver to Agent an amount equal to each Lender's ratable share of said Revolving Loans, and Borrower shall deliver to Agent an amount equal to Borrower's Cost in immediately available funds, together with a certificate executed by DFC Asset Corp., that said funds have been contributed by DFC Asset Corp. to Borrower as an equity contribution. Funds so deposited by Agent shall be deemed deposited into escrow for purposes of Sections 2.1(b) and 3.1(e). It shall be a condition precedent to Lenders' obligation to make any Portfolio Advance that DFC Asset Corp. contribute as equity (and not as subordinated loans or in any other manner) an amount in cash equal to Borrower's Cost with respect to any Loan Portfolio acquired with the proceeds of an Advance.

             (c) Disbursement to FDIC. Funds deposited with Agent in accordance with Section 3.1(b) shall be disbursed by Agent upon delivery to Agent of notice from the FDIC that Borrower has acquired the Proposed Loan Portfolio and against delivery to Agent from the FDIC of all Loan Account Documentation relating to the applicable Loan Portfolio. Borrower hereby irrevocably authorizes and directs Agent to disburse to the FDIC, for and on behalf of Borrower and for Borrower's account the proceeds of each Portfolio Advance and Borrower's Cost, to the extent delivered to Agent in immediately available funds.

             (d) Failure to Acquire. Borrower covenants with Lenders and Agent
(i) that if for any reason Borrower does not acquire a Proposed Loan Portfolio after Lenders have made a Revolving Loan pursuant hereto for such acquisition, then Borrower shall promptly repay such Revolving Loan in full together with interest thereon, and (ii) that if for any reason Borrower redelivers title to any Loan Accounts to the FDIC, then Borrower shall promptly repay the portion of the Revolving Loan made with respect to such redelivered Loan Accounts and (iii) that each time Borrower does acquire a Proposed Loan Portfolio Borrower will direct the FDIC to deliver Loan Account Documentation to Agent and that if the FDIC does not do so, Borrower will promptly deliver or cause the delivery of such Loan Account Documentation to Agent or promptly repay such Revolving Loan in full.

             (e) Portfolio Advance. Each Advance of Revolving Loans for the acquisition of a Loan Portfolio acquired pursuant to the foregoing provisions, if any, shall be identified on the books and records of Agent as a "PORTFOLIO ADVANCE", funds received by Agent as proceeds of said Loan Portfolio shall be applied to the payment of the applicable Portfolio Advance in the manner set forth herein, and Borrower shall pay principal and interest on each Portfolio Advance in accordance with the provisions of Sections 2.2 and 2.6.

       3.2 Protective Advances Upon Borrower's Request. In the event Borrower desires Lenders to make Revolving Loans for Protective Advances, Borrower shall give Lenders not less than five (5) business days prior notice, together with information, in form and detail acceptable to Lenders, in their sole and absolute discretion, relating to the purpose and use of the proposed Advance. Agent shall promptly deliver to Lenders copies of all materials, if any, delivered by Borrower to Agent pursuant to this Section 3.2. If Lenders elect, for any reason or no reason, in their sole and absolute discretion to make such Advance, and provided no Event of Default or Unmatured Default then exists or would be created thereby (including but not limited to a default under the provisions of Sections 2.2 and 2.4), Lenders shall deliver to Agent an amount equal to its ratable share of such Advance and Agent shall thereupon immediately transfer to Borrower's operating account maintained with Agent the amount of said Advance. If either Lender determines, for any reason or no reason, not to make such an Advance, then no Revolving Loan shall be disbursed with respect to such requested Protective Advance and Borrower acknowledges that Lenders shall have no liability in connection with a Revolving Loan not being made hereunder with respect to such requested Protective Advance. The principal amount of any Protective Advance made with respect to a Term Loan Portfolio shall be added to the principal balance of the Term Loans and shall be payable in accordance with the provisions of Section 2.6(e). The principal amount of any Protective Advance made with respect to a Revolving Loan Portfolio shall be added to the principal balance of the related Portfolio Advance and shall be payable in accordance with the provisions of Section 2.6(e). Any Advance made by Lenders pursuant to the terms of this Section 3.2 for any purpose other than a Protective Advance shall be payable by Borrower on demand (unless Lenders agree otherwise at the time of making such Advance) and shall be paid from Collateral Collections, in accordance with Sections 3.5(a)(ii) or 3.5(b)(ii), if permitted by the terms thereof, or in accordance with Section 2.6 and the other applicable provisions of this Agreement.

       3.3 Disbursement of Other Advances by Lender. In addition to the Advances made pursuant to Borrower's request set forth in Sections 3.1 and 3.2, Lenders (if both agree) may make Advances for the payment of Borrower's obligations pursuant to the terms of Sections 2.11, 2.12 and 2.13. All monies shall be disbursed by Agent at the direction of Lenders, upon notice to Borrower; provided that Agent's failure to notify Borrower shall not affect the validity of Lenders' and/or Agent's actions hereunder. All monies so disbursed shall be a part of the Secured Obligations, payable by Borrower to Agent on demand, and shall be paid from Collateral Collections in accordance with Sections 3.5
(a)(ii) and 3.5(b)(ii), if permitted by the terms thereof, or in accordance with
Section 2.6 and the other applicable provisions of this Agreement.

       3.4 Proceeds of DFSLP Collections. DPAI, an Affiliate of Borrower, and TLF have entered into a Loan and Security Agreement dated as of February 28, 1994, pursuant to which TLF has made loans to DPAI. As additional collateral for the loans by TLF to DPAI, DFSLP has pledged to TLF all assets of DFSLP. Pursuant to the terms of a security agreement executed concurrently herewith ("TLF SECURITY AGREEMENT"), DFSLP has pledged to Agent, for the ratable benefit of Lenders, a springing security interest in all assets of DFSLP. Concurrently herewith, Lenders and TLF have entered into an agreement pursuant to which, until an "EVENT OF DEFAULT" (of which notice has been given, if applicable, and all cure or grace periods have expired) has occurred under the terms of the loan agreement with Transamerica (a "TRANSAMERICA DEFAULT"), TLF will deliver to Agent all proceeds of DFSLP's assets, less servicing fees of no more than 12.5% of such proceeds ("DFSLP PROCEEDS"), which shall be applied in accordance with
Section 3.5(b).

       3.5 Application of Payment. One hundred percent (100%) of the collected balance in each Cash Collateral Account shall be debited and delivered to Agent on behalf of the Lenders, at such intervals as Agent shall (in its sole and absolute discretion) determine, but in no event less often than once each week ("COLLATERAL COLLECTIONS"). Agent shall hold all Collateral Collections with respect to each Loan Portfolio in a non-interest-bearing account at Agent identified to such Loan Portfolio and/or the DFSLP Proceeds, as applicable (each, a "DEDICATED ACCOUNT"). Borrower hereby pledges, assigns and transfers to the Agent for the benefit of the Lenders, as collateral for the Secured Obligations, all of Borrower's right, title and interest in and to each Cash Collateral Account and each Dedicated Account, together with all monies due or to become due thereunder or otherwise deposited therein and all sums due or to become due on any such amounts, whether by way of interest, dividends, bonus, redemption, repayment or otherwise. Provided no Event of Default or Unmatured Default has occurred and is continuing, on the final Business Day of each week, Agent shall apply the sum of all Collateral Collections in each Dedicated Account (a "WEEKLY PAYMENT") as follows:

             (a) Revolving Loan Portfolio. Agent shall apply the sum of all Collateral Collections in each Dedicated Account applicable to a Portfolio Advance as follows:

              (i) if no Event of Default or Unmatured Default then exists, 12.5%
                  shall be delivered to an account at Agent in the name of J-Hawk in full satisfaction of the Servicing Fee;

             (ii) The remaining 87.5% (100%, if an Event of Default or Unmatured
                  Default then exists) of Collateral Collections ("NET COLLECTIONS") shall be applied as follows:

                  (1) Any unpaid fees and expenses (including, when due, the quarterly installment of the Funding Fee and the quarterly loan fee) and any Advances made pursuant to
                        Section 3.3;

                  (2) Interest due and payable with respect to the Portfolio Advance to which the Dedicated Account is dedicated;

                  (3) Interest due and payable with respect to the Revolving Loans;

                  (4) Principal outstanding with respect to the Portfolio Advance to which the Dedicated Account is dedicated; and

                  (5) If no Borrower's Liabilities are then outstanding with respect to the Portfolio Advance to which the Dedicated Account is dedicated, then the balance, if any, to a Cash Collateral Account maintained with Agent, to be applied by Agent within thirty (30) days to any other of Borrower's Liabilities (other than Interest or fees which are not yet accrued, due and owing), applied in such order of priority as Borrower shall designate in writing to Agent or, in the absence of such written designation during the applicable thirty (30) day period, as Lenders may determine.

             (b) Term Loan Portfolios. Agent shall apply Collateral Collections applicable to a Term Loan Portfolio as follows:

              (i) If no Event of Default or Unmatured Default then exists, 12.5%
                  of the Collateral Collections shall be delivered to an account at Agent in the name of J-Hawk in full satisfaction of the Servicing Fee;

             (ii) The Net Collections plus the DFSLP Proceeds shall then be applied as follows:

                  (1) Any unpaid fees and expenses (including, when due, the quarterly installment of the Funding Fee and the quarterly loan fee) and any Advances made pursuant to
                        Section 3.3;

                  (2)   Interest due and payable with respect to the Term Loans;

                  (3) Principal outstanding with respect to the Term Loans (including any amount due pursuant to Section 2.4(a), relating to Fraudulent Receivables); and

                  (4) If no Borrower's Liabilities are then outstanding with respect to the Term Loans, then the balance, if any, to a Cash Collateral Account maintained with Agent, to be applied by Agent within thirty (30) days to any other of Borrower's Liabilities (other than Interest or fees which are not yet accrued, due and owing), applied in such order of priority as Borrower shall designate in writing to agent or, in the absence of such written designation, during the applicable thirty (30) day period, as Agent may determine.

             (c)  Approved Disbursements.

              (i) Notwithstanding anything to the contrary contained in this
                  Section 3.5, provided no Transamerica Default, Event of Default or Unmatured Default has occurred and is continuing or would be created thereby, following written request therefor from Borrower (which request shall certify that Borrower's Board of Directors has declared such a dividend and ordered it paid) in each instance (each, a "DIVIDEND REQUEST"), Agent shall deliver to an account maintained with Agent in the name of DFC Asset Corp. as a dividend, an amount of DFSLP Proceeds which are received by Agent after the date of such Dividend Request that is equal to the lesser of all DFSLP Proceeds received by Agent after the date of such Dividend Request or the amount of the next payment of principal and interest due to Geist under the terms of that certain promissory note dated as of September 19, 1995 in the original principal amount of $3,700,000 from Borrower, but only if Geist is entitled to receive same in accordance with the terms of the relevant note and his subordination agreement in favor of the Lenders with respect thereto.

             (ii) Notwithstanding anything to the contrary contained in this
                  Agreement, Lenders consent to the disbursements by Borrower on the date hereof to the parties and in the amounts identified on Exhibit C ("PERMITTED DISBURSEMENTS"), hereto.

             (d) Payment to Lenders. All payments received by Agent pursuant to the foregoing provisions of this Section 3.5 (other than amounts payable to DFC Asset Corp. pursuant to clause (c) above, to the extent so paid) shall be deemed to be received by Agent, ratably on behalf of the Lenders, and shall be disbursed to Lenders ratably in accordance with Lender's Commitment, in payment of the Secured Obligations no later than the end of business on the last Business Day of each week.

             (e) Application After Default. Following an Event of Default or Unmatured Default and during the continuation thereof, one hundred percent (100%) of all Collateral Collections shall be applied in payment of the Secured Obligations in such order of priority as Lenders shall determine, in their sole and absolute discretion. To the extent any portion of Collateral Collections has been received by virtue of Borrower's sale of any of the Loan Accounts, no portion thereof shall be payable or paid to J-Hawk but 100% of such monies shall be distributed as set forth in Section 3.5(a)(ii), 3.5(b)(ii) or 3.5(e), as applicable.

       3.6 Direction of Application. Subject to compliance by Agent with the provisions of Section 3.5, Borrower waives the right to direct the application of any and all payments at any time or times hereafter received by Agent on account of the Secured Obligations and Borrower agrees that Agent shall have the continuing exclusive right to apply and reapply any and all such payments in such manner as Agent or the Lenders may deem advisable, notwithstanding any other provision of this Agreement or any entry by Agent upon any of its books and records.

4.     COLLATERAL: GENERAL TERMS

       4.1 Grant of Security Interest. To secure the prompt payment to Lenders of Borrower's Liabilities and the prompt, full and faithful performance of Borrower's Obligations, Borrower hereby grants to Agent, for the ratable benefit of and as Collateral Agent for Lenders, a security interest in and to, and assigns and pledges to Agent on behalf of the Lenders, all of Borrower's now existing and/or owned and hereafter arising and/or acquired:

             (a)  Loan Accounts and Loan Account Documentation relating thereto;

             (b) All right, title and interest of Borrower under any purchase contract pursuant to which Borrower acquires any Loan Portfolio or any Loan Account;

             (c) All right, title and interest of Borrower under any agreement pursuant to which a Person agrees to act as Borrower's agent in servicing the Loan Accounts, the Loan Portfolios and enforcing Borrower's rights thereunder, including without limitation, the service agreement heretofore entered into with J-Hawk.

             (d) Accounts, chattel paper, contract rights, leases and rental income thereunder, leasehold interests, letters of credit, instruments and documents, both related to and not related to Loan Portfolios ("ACCOUNTS");

             (e) All patents, copyrights and trademarks, and all applications for and registrations of the foregoing, all franchise rights, tradenames, goodwill, Partnership Interests, beneficial interests, rights to tax refunds and all other general intangibles of any kind or nature whatsoever ("GENERAL INTANGIBLES");

             (f) All inventory of Borrower, wherever located, whether in transit, held by others for Borrower's account, covered by warehouse receipts, purchase orders and contracts, or in the possession of any carriers, forwarding agents, truckers, warehousemen, vendors or other Persons, including without limitation all raw materials, work in process, finished merchandise, supplies, goods, incidentals, office supplies and packaging materials ("INVENTORY");

             (g) Goods (other than Inventory), machinery, equipment, vehicles, appliances, furniture, furnishings and fixtures ("EQUIPMENT");

             (h) Monies, reserves, deposits, certificates of deposit and deposit accounts and interest or dividends thereon, securities, cash, cash equivalents and other property now or at any time or times hereafter in the possession or under the control of Lenders and/or Agent or their respective bailee;

             (i) All books, records, computer records, ledger cards, programs and other computer materials, customer and supplier lists, invoices, orders and other property and general intangibles at any time evidencing or relating to the Collateral ("RECORDS");

             (j) All rights of Borrower under all leases, licenses, occupancy agreements, concessions or other agreements entered into by Borrower as tenant or lessee or licensee or concessionaire thereunder, whether written or oral, whether now existing or entered into at any time hereafter, whereby Borrower is granted the right, either exclusively or in common with others, to use, possess, or occupy real estate ("LEASES");

             (k) All options, rights of first refusal, grants, contracts, agreements, or rights to purchase, lease, license, or otherwise acquire any interest in real property, whether now existing or hereafter acquired ("OPTIONS");

             (l) All accessions to any of the Collateral and all substitutions, renewals, improvements and replacements of and additions thereto;

             (m) The collateral referenced in Article 6 ("OTHER COLLATERAL AND OTHER AGREEMENTS");

             (n)  All other property of Borrower, real and/or personal; and

             (o) All products and proceeds of the foregoing (whether such proceeds are in the form of cash, cash equivalents, proceeds of insurance policies, Accounts, General Intangibles, Inventory, Equipment, Records or otherwise).

All of the foregoing is referred to herein individually and collectively as the "COLLATERAL". It is the intent of the parties hereto that "Collateral" include all Assets of Borrower, including real, personal and intangible property of Borrower, of every kind and nature, whether specifically enumerated herein or not, and shall be given the broadest possible meaning and interpretation. Borrower shall make appropriate entries upon its financial statements and Records disclosing Agent's security interest in and assignment and pledge of the Collateral.

       4.2 Supplemental Documentation. Borrower shall execute and/or deliver to Agent, at any time and from time to time hereafter at the request of Agent, all agreements, instruments, documents and other written matter ("SUPPLEMENTAL DOCUMENTATION") that Agent reasonably may request, in form and substance acceptable to Agent, to perfect and maintain perfected Agent's security interest, lien and/or encumbrance in and/or assignment and pledge of the Collateral and to consummate the transactions contemplated in or by this Agreement and the Other Agreements. Borrower, irrevocably, hereby appoints Agent (and all Persons designated by Agent for that purpose) as Borrower's true and lawful agent and attorney-in-fact to sign the name of Borrower on the Supplemental Documentation and to deliver the Supplemental Documentation to such Persons as Agent, in its sole and absolute discretion, may elect; provided that notwithstanding the foregoing, Agent shall execute such Supplemental Documentation only upon Borrower's failure to execute and deliver the same to Agent within five (5) Business Days following Agent's request that Borrower execute such Supplemental Documentation. Borrower agrees that a carbon, photographic or photostatic copy, or other reproduction, of this Agreement or of any financing statement, shall be sufficient as a financing statement.

       4.3   Inspection of Collateral.

             (a) Lenders and/or Agent (by any of its officers, employees and/or agents) shall have the right, at any time or times during Borrower's usual business hours, to inspect the Collateral (and the premises upon which it is located) and all related Records and to verify the amount and condition of or any other matter relating to the Collateral. All reasonable costs, fees and expenses incurred by Agent, or for which Agent becomes obligated, in connection with such inspection and/or verification shall constitute part of Borrower's Liabilities, payable by Borrower to Agent on demand.

             (b) Borrower will allow any representative, officer or accountant of any Lender or the Agent to discuss the Financial Statements, the other financial information from time to time delivered hereunder and the financial condition of the Borrower and its Affiliates with their respective outside auditors. Borrower hereby irrevocably authorizes such auditors to discuss the foregoing with all such Persons.

       4.4   Perfection; Location.

             (a) Perfection. Borrower hereby warrants and represents to and covenants with Lenders that: (b) Agent's security interest in the Collateral, including, without limitation, Agent's security interest in the Loan Account Documentation with respect to each of the Loan Portfolios heretofore or hereafter to be purchased by Borrower with the proceeds of the Revolving Loans, when the same attaches, is now and at all times hereafter shall be perfected and have a first priority; (b) the principal place of business of Borrower and the location where Borrower keeps the Collateral and the Records, other than the Loan Account Documentation, is the location specified on Exhibit D ("LOCATION OF COLLATERAL"); Borrower has no other offices or locations and Borrower shall not remove such Records and/or the Collateral from its principal place of business and shall not keep any of such Records and/or the Collateral at any other office or location unless Borrower gives Agent written notice thereof at least thirty
(30) days prior thereto and the same is within the continental United States of America. Borrower, by written notice delivered to Agent at least thirty (30) days prior thereto, shall advise Agent of Borrower's opening of any new office or place of business or its closing of any then existing office or place of business and any new office or place of business shall be within the continental United States of America.

             (c) Maintain Perfection, Location of Collateral. Borrower shall perform all the acts requested by Lenders and/or Agent which are reasonably necessary to maintain a valid security interest in the Collateral, including but not limited to, executing and/or delivering to Agent, at any time and from time to time hereafter, any and all Supplemental Documentation that Agent may request, in form and substance reasonably acceptable to Agent, to perfect and maintain perfected Agent's security interest, lien and/or encumbrance in and/or assignment and pledge of the Collateral and to consummate the transactions contemplated in or by this Agreement and/or the Other Agreements. Borrower agrees that Agent, to the extent permitted by applicable law, may execute, on behalf of and in the name of Borrower, any Supplemental Documentation covering all or any of the Collateral and file the same in each and every appropriate jurisdiction.

       4.5 Special Collateral. Borrower shall receive, as the sole and absolute property of Agent and as trustee for Agent, all monies, checks, notes, drafts and all other payment for and/or proceeds of Collateral which come into the possession or under the control of Borrower (or any of its general or limited partners, agents, employees or the shareholders, directors, officers, employees, partners or agents of any of its general or limited partners, or those Persons acting for or in concert with Borrower,) and immediately upon receipt thereof, Borrower shall remit the same (or cause the same to be remitted by such persons set forth above), in kind, to Agent (at Agent's principal place of business designated herein); provided that if such payment or proceeds represent amounts collected with respect to a Loan Portfolio, then Agent hereby designates the proper place of delivery to be the Cash Collateral Account(s) established with respect to such Loan Portfolio.

       4.6 Control of Proceeds. Agent, now or at any time hereafter, in its sole and absolute discretion, may take control of, in any manner, and may endorse Borrower's name to any of the items of payment or proceeds described in Section
4.5 above and, subject to Section 4.9 below, Agent shall apply the same to and on account of the Secured Obligations in accordance with the provisions of
Section 3.5. Borrower, irrevocably, hereby makes, constitutes and appoints Agent (and all Persons designated by Agent for that purpose) as Borrower's true and lawful agent and attorney-in-fact, with power, upon notice to Borrower, to take any such actions.

       4.7 Acceptance of Collateral. Agent, in its sole and absolute discretion, upon notice to Borrower, without waiving or releasing any Secured Obligations or any Event of Default or Unmatured Default, may at any time or times hereafter, but shall be under no obligation to, pay, acquire and/or accept an assignment of any security interest, lien, encumbrance or claim asserted by any Person against the Collateral. All sums paid by Agent in respect thereof and all costs, fees and expenses, including reasonable attorneys' fees, court costs, expenses and other charges relating thereto incurred by Agent or for which Agent becomes obligated on account thereof shall be part of the Secured Obligations payable by Borrower to Agent on demand.

       4.8 Special Collateral. In the event that Borrower shall receive that portion of the Collateral consisting of chattel paper and/or evidenced by an instrument and/or document ("SPECIAL COLLATERAL"), including, without limitation, Loan Account Documentation, Borrower immediately shall mark the same to show that such Special Collateral is subject to a security interest in favor of Agent and shall deliver the original thereof to Agent, together with appropriate endorsement and/or other specific evidence of assignment thereof to Agent, in form and substance acceptable to Agent.

       4.9 Release of Proceeds to Borrower. Agent may, in its sole and absolute discretion, retain as additional Collateral or (with the consent of the Other Lender) release to Borrower, from time to time, such portion of the monies, reserves and proceeds received by Agent with respect to the Collateral as Agent (with the consent of the Other Lender) may determine. All such monies, reserves and proceeds and other property of Borrower in the possession of Agent or its bailee at any time or times hereafter are hereby pledged by Borrower to Agent as additional Collateral hereunder, and, in Agent's sole and absolute discretion, may be held by Agent (with the consent of the Other Lender) until the Secured

Obligations are paid in full or, at any time, may be applied by Agent on account of Secured Obligations.

       4.10 Limitation of Waivers. Except as set forth in Section 5.8, no authorization given by Agent or any Lender pursuant to this Agreement or the Other Agreements to sell any specified portion of Collateral or any items thereof, and no waiver by Agent or any Lender in connection therewith shall establish a custom or constitute a waiver of the prohibition contained in this Agreement against such sales, with respect to any portion of the Collateral or any item thereof not covered by said authorization.

       4.11 Right to Set-Off. Regardless of the adequacy of any Collateral, any deposits or other sums at any time credited by or payable or due from Agent or any Lender to Borrower, or any monies, cash, cash equivalents, certificates of deposit, securities, instruments, documents or other assets of Borrower in the possession or control of Agent or its bailee or any Lender or its bailee for any purpose may at any time be reduced to cash and applied by Agent or such Lender to, or setoff by Agent or such Lender against, the Secured Obligations.


5.     COLLATERAL: LOAN ACCOUNTS

       5.1 General Representations Relating to Loan Accounts. With respect to Loan Accounts, except as otherwise disclosed by Borrower to Lenders in writing at the time of or prior to delivery to Lenders of the applicable Loan Advance Certificate or thereafter promptly upon Borrower becoming aware of each qualification to the representations and warranties set out below, Borrower warrants and represents to Lenders that:

             (a) Each Loan Account to the extent reflected by the greater of Allocated Purchase Price and Estimated Remaining Collections for the Loan Accounts represents an undisputed, bona fide transaction completed in accordance with the terms and provisions contained in the applicable Loan Account Documentation delivered to Agent with respect thereto;

             (b) To the extent of the greater of the Allocated Purchase Price and Estimated Remaining Collections for the Loan Accounts, the amounts thereof, as shown on the Loan Advance Certificate and all statements delivered to Agent with respect thereto, are actually and absolutely owing to Borrower and are not contingent for any reason;

             (c) Since acquisition of such Loan Accounts, including, without limitation, the Loan Accounts acquired from FLC, no payments have been or shall be made thereon except payments immediately delivered to Agent pursuant to this Agreement;

             (d) There are no setoffs, counterclaims or disputes existing or asserted against Borrower (or, to the knowledge of Borrower, against any Obligor) with respect thereto and Borrower has not made any agreement with any Obligor thereof for any deduction therefrom except a discount allowed by Borrower in the ordinary course of its business in exchange for prompt payment in settlement or for assignment of the entire applicable Loan Account;

             (e) There are no facts, events or occurrences which in any way impair the validity or enforceability thereof or tend to reduce the amount payable thereunder from the greater of the Allocated Purchase Price and the Estimated Remaining Collections thereof;

             (f) To the best of Borrower's knowledge all Obligors had the capacity to contract and were solvent at the time the applicable Loan Account(s) arose;

             (g) Borrower has no knowledge of any fact or circumstance which would impair the validity or collectibility thereof;

             (h) To the best of Borrower's knowledge, there are no proceedings or actions which are threatened or pending against any Obligor which might result in any material adverse change in its financial condition;

             (i) To the best of Borrower's knowledge, none of the collateral for any of the Loan Accounts is subject to a security interest or lien in favor of any Person other than the Borrower;

             (j) To the best of Borrower's knowledge, no Obligor is a resident of, incorporated in or otherwise located in, any jurisdiction outside of the United States;

             (k) To the best of Borrower's knowledge, no Obligor is a government or governmental agency, department or instrumentality; and

             (l)  No Loan Account is payable other than in U.S. dollars.

       5.2 Inspection of Loan Accounts. Any of Agent's and/or Lenders' officers, employees or agents shall have the right, at any time or times hereafter, in Agent's and/or Lenders' name or in the name of a nominee of Agent, to verify the validity, amount or any other matter relating to any Loan Accounts by mail, telephone, telegraph or otherwise. All reasonable costs, fees and expenses relating thereto incurred by Agent (or for which Agent becomes obligated) shall be part of the Secured Obligations, payable by Borrower to Agent on demand.

       5.3 Records. Borrower shall keep accurate and complete Records relating to its Loan Accounts, which Records shall be made available to Agent, and to any representative of Agent or one or both of Lenders, at all times hereafter (during Borrower's customary business hours) for Agent's inspection, copying, verification or otherwise.

       5.4 Cash Collateral Accounts. All payments made with respect to Loan Accounts, whether by or on behalf of Obligor or assignees of such Loan Accounts, shall be made to lockbox or other depositary accounts established for such purposes, as to which one or more representatives of Agent shall be the only authorized signatory or signatories ("CASH COLLATERAL ACCOUNTS"). One or more Cash Collateral Accounts, as Agent may determine in its sole and absolute discretion, shall be established to receive payments with respect to each Loan Portfolio. The Cash Collateral Accounts shall be at Agent and/or such other banks or financial institutions as Lenders shall determine in their sole and absolute discretion. A separate account agreement shall be established for each Cash Collateral Account, which shall authorize Agent in its sole and absolute discretion to debit balances in such account. All Cash Collateral Accounts currently in existence, together with all other deposit accounts of Borrower are identified on Exhibit E hereto. Unless an Event of Default or Unmatured Default has occurred and is continuing, funds in each Cash Collateral Account shall be paid to Agent no less often than weekly and applied to the Secured Obligations in accordance with the provisions of
Section 3.5. All costs, fees and expenses paid or incurred by Agent with respect to Cash Collateral Accounts established at other banks or financial institutions, and all costs, fees and expenses customarily imposed upon such accounts by Agent with respect to Cash Collateral Accounts established at Agent, shall be part of the Secured Obligations, payable by Borrower to Agent on demand. Any other bank or financial institution at which a Cash Collateral Account is established shall be deemed to be Agent's bailee with respect to instruments and other forms of payment received in such Cash Collateral Accounts and shall waive all rights of set-off with respect to such Cash Collateral Accounts. Borrower covenants and agrees promptly following acquisition by Borrower of each Loan Portfolio to deliver written direction to each Obligor under the Loan Accounts in such Loan Portfolio that all payments with respect to such Loan Accounts shall be delivered to the applicable Cash Collateral Account(s). Copies of all such written directions shall be retained by Borrower during the term hereof as Records.

       5.5 Required Notices. Unless Agent notifies Borrower in writing (with a copy to the Other Lenders) that Agent suspends any one or more of the following requirements, Borrower shall promptly upon Borrower's learning thereof, inform Agent, in writing, of (i) any material delay in Borrower's performance of any of its obligations to any Obligor, (ii) any assertion of any claims, offsets or counterclaims by any Obligor and of any allowances, credits and/or other monies granted by Borrower to any Obligor, (iii) any assertion by an Obligor that a Loan Account is a Fraudulent Receivable.

       5.6 Rights of Lenders. Agent shall have the right, now and at any time or times hereafter, in its sole and absolute discretion, upon notice thereof to
Borrower: (a) to notify any or all Obligors that the Loan Accounts and Special Collateral have been assigned to Agent and that Agent has a security interest therein; (b) to direct such Obligor to make all payments due from them to Borrower upon the Loan Accounts and Special Collateral directly to Agent; (c) to enforce payment of and collect, by legal proceedings or otherwise, the Loan Accounts and Special Collateral in the name of Agent and Borrower; and (d) to take control, in any manner, of any item of payment or proceeds referred to in
Section 4.5 above.

       5.7 Appointment of Attorney-In-Fact. Borrower, irrevocably, hereby designates, makes, constitutes and appoints Agent (and all Persons designated by Agent) as Borrower's true and lawful agent and attorney-in-fact, with power, without notice to Borrower and at such time or times hereafter as Agent, in its sole and absolute discretion, may determine, in Borrower's or Agent's name: (a) to demand payment of the Loan Accounts and Special

Collateral; (b) to enforce payment of the Loan Accounts and Special Collateral by legal proceedings or otherwise; (c) to exercise all of Borrower's rights and remedies with respect to the collection of the Loan Accounts and Special Collateral; (d) to settle, adjust, compromise, extend or renew the Loan Accounts and Special Collateral; (e) to settle, adjust or compromise any legal proceedings brought to collect the Loan Accounts and Special Collateral; (f) to sell or assign the Loan Accounts and Special Collateral upon such terms, for such amounts and at such time or times as Agent deems advisable; (g) to discharge and release the Loan Accounts and Special Collateral; (h) to take control, in any manner, of any item of payment or proceeds referred to in
Section 4.5 above; (i) to prepare, file and sign Borrower's name on any notice of lien, assignment or satisfaction of lien or similar document in connection with the Loan Accounts and Special Collateral; (j) to prepare, file and sign Borrower's name on any proof of claim in bankruptcy or similar document against any Obligor; (k) to do all acts and things necessary, in Agent's sole and absolute discretion, to fulfill Borrower's Obligations under this Agreement; (l) to endorse the name of Borrower upon any of the items of payment or proceeds referred to in Section 4.8 and to deposit the same in the Dedicated Account; (m) to endorse the name of Borrower upon any chattel paper, document, instrument, invoice, freight bill, bill of lading or similar document or agreement relating to the Loan Accounts and Special Collateral; and (n) to sign the name of Borrower to verifications of the Loan Accounts and Special Collateral and notices thereof to Obligor.

       5.8 Release of Loan Account Documentation. Once each week, Borrower may withdraw from Agent's possession Loan Account Documentation with respect to one or more Loan Accounts which at that time remain Collateral, solely for the purpose of and as necessary to enforce collection of such Loan Accounts or in connection with a bona fide proposed liquidation through assignment, sale or transfer of such Loan Accounts to a party which is not an Affiliate of Borrower. Borrower shall withdraw such Loan Account Documentation as Agent's trustee only pursuant to delivery, and redelivery on a weekly basis with respect to Loan Account Documentation which Borrower retains for more than one week, to Agent and acceptance by Agent of a Trust Receipt in form and substance satisfactory to Agent executed by the chief executive officer of Borrower or such other officer of Borrower as may be acceptable to Agent in its sole and absolute discretion. Borrower acknowledges and agrees that delivery of Loan Account Documentation to Borrower and Borrower's possession thereof pursuant to Trust Receipts shall not affect Agent's perfected first security interest in the related Loan Accounts. Notwithstanding the foregoing, Agent shall not release to Borrower Loan Account Documentation with respect to Loan Accounts representing more than 5% of the then Book Value of the Loan Portfolio to which such Loan Account Documentation relates. Once each week, Borrower may withdraw from Agent's possession Loan Account Documentation with respect to one or more Loan Accounts which at that time are eligible for release from Collateral because the underlying Loan Accounts have then been fully collected, settled or liquidated through assignment, sale or transfer to a party which is not an Affiliate of Borrower. Borrower shall withdraw such Loan Account Documentation only pursuant to delivery to and acceptance by Agent of a Collateral Release Certificate in form and substance satisfactory to Agent and executed by the chief executive officer of Borrower or such other officer of Borrower as may be acceptable to Agent in its sole and absolute discretion. All Loan Account Documentation delivered to Borrower, whether pursuant to Trust Receipts or Collateral Release Certificates, shall be delivered at Borrower's expense, the amount of which shall be part of the Secured Obligations, payable by Borrower to Agent on demand.


6.     OTHER COLLATERAL AND OTHER AGREEMENTS.

       6.1 Checklist Items. The obligation of Lenders to make the Term Loans to Borrower is subject to the condition precedent that, in addition to satisfaction of the conditions set forth in Sections 6.2, 6.3, 6.4 and elsewhere in this Agreement, Lenders shall have received all documents, instruments, agreement, notes, mortgages, collateral assignments, evidences of Borrower's authority, and all other instruments as Lenders shall, in their sole and absolute discretion, request, including but not limited to all items on the documentation checklist, attached hereto as Exhibit F ("DOCUMENTATION CHECKLIST").

       6.2 Necessary Actions. The obligation of Lenders to make the Loans to Borrower is subject to the further condition precedent that all proceedings taken in connection with the transaction contemplated by this Agreement, and all instruments, authorizations and other documents applicable thereto, shall be satisfactory in form and substance to Lenders, in their sole and absolute discretion.

       6.3 Conditions Precedent to Loans. It shall be a condition precedent to Lenders' obligation to make any Loan hereunder that the following documents, instruments or security agreements in form and substance satisfactory to Lenders, in Lenders' sole and absolute discretion, shall have been delivered to Lenders.

       (a) Guarantees. Each of the Guarantors, to wit, Geist and DFC Asset Corp., contemporaneously with the execution and delivery of this Agreement, will enter into and deliver to Agent, a joint and several guaranty of payment and performance of the Secured Obligations. Such guaranties are incorporated herein by reference and made a part hereof.

       (b) Pledge of Subordinate Notes. The Guaranty of Geist shall be secured by a pledge of the following promissory notes: (i) promissory note dated as of September 19, 1995 in the original principal amount of $3,700,000 payable to Geist made by DFC Asset Corp.; (ii) cash flow note dated as of September 19, 1995 in the original principal amount of $2,700,000 payable to Geist made by DFC Asset Corp.; (iii) cash flow note dated as of September 19, 1995 in the original principal amount of $3,500,000 payable to Geist made by DFC Asset Corp.; (iv) cash flow note with respect to DFSI dated September 19, 1995 payable to Geist made by DFC Asset Corp.; and (v) receivables note with respect to DFSI receivables dated September 19, 1995 payable to Geist made by DFC Asset Corp., the original of which notes have been delivered to Agent. Such pledge shall be evidenced by a pledge and security agreement, in form and substance acceptable to Lenders, in their sole and absolute discretion, to be entered into concurrently herewith.

       (c) Pledge of Assets. The Guaranty of DFC Asset Corp. shall be secured by a pledge of 100% of the issued and outstanding stock of Borrower and a security interest in all other assets of DFC Asset Corp., except the stock of DPAI. DFC Asset Corp shall grant to Agent, for the ratable benefit of Lenders, a security interest in such stock and other assets, pursuant to the terms of one or more pledge and security agreements in form and substance acceptable to Lenders, in their sole and absolute discretion, entered into concurrently herewith. Said agreements shall require, inter alia, that DFC Asset Corp. maintain its primary banking relationship with ANB.

       (d) Pledge of Partnership Interests. Borrower shall grant to Agent a security interest in the general partnership interests of DFSLP, pursuant to the terms of a pledge agreement in form and substance acceptable to Lenders, in their sole and absolute discretion, executed concurrently herewith.

       (e) Guaranty by FirstCity. To secure payment and performance of the Secured Obligations, FirstCity shall, concurrently herewith, enter into a guaranty of payment and performance of Borrower's Liabilities, in form and substance acceptable to Lenders in their sole and absolute discretion.

       (f) Deficiency Undertaking. In addition to guaranty of FirstCity pursuant to Section 6.3(e), FirstCity shall, concurrently herewith, enter into a deficiency undertaking, in form and substance acceptable to Lenders in their sole and absolute discretion ("DEFICIENCY UNDERTAKING").

       (g)   Intentionally Deleted.

       (h) Termination of Sale and Repurchase Agreements. All obligations of Borrower to sell or otherwise transfer Loan Accounts to, or purchase or otherwise acquire Loan

Accounts from, one or more of DPAI or any other Affiliate of any Credit Party shall be terminated, and all amounts due thereunder, if any, shall have been paid in full.

       (i)   Intentionally Deleted.

       (j) Prior Fees and Expenses. All amounts payable to the Lenders with respect to the Prior Loan Agreement shall have been paid in full.

       (k) Reports. The Lenders shall have received from the relevant Corporate Credit Parties and DPAI an analysis of all litigation (if any) to which any such Corporate Credit Party or DPAI or any of their respective properties is a party or subject, or by which Borrower of such Corporate Credit Party or DPAI is otherwise affected; provided, however, that no such report must be provided with respect to litigation in which the aggregate amount claimed is less than $250,000.

       (l) Insurance. There shall have been delivered to the Agent certificates of insurance from Borrower's various insurers (and from those of DFC Asset Corp.) naming the Agent and the Lenders as additional insured or Lenders loss payable, as their interests may appear, and otherwise complying with the requirements of Section 7 hereof and the comparable provisions of the guaranty agreement executed by DFC Asset Corp.

       (m) Legal Opinions. The Agent shall have received legal opinions, addressed to the Lenders and dated the Closing Date, of counsel to the Borrower and the other Corporate Credit Parties covering such matters as the Agent or any Lender may reasonably request.

       (n) Fees and Expenses. The fees referred to in Section 2.12(d) that are payable concurrently with execution and delivery of this Agreement and the legal fees and expenses of counsel for each of the Lenders in connection with the transactions contemplated by this Agreement and the Prior Loan Agreement shall (to the extent demand for payment thereof shall have been made) have been paid in full.

       (o) Financial Statements. Recent Financial Statements of each Credit Party shall have been delivered to the Lenders.

       (p) J-Hawk Servicing Agreement. The existing servicing agreement with J-Hawk shall have been amended to provide that at any time when an Event of Default or Unmatured Default exists no fee, costs or expenses shall be paid to J-Hawk with respect to such servicing agreement, that such non-payment shall not constitute a default or breach with respect to such servicing agreement, no penalties or interest or other amount shall accrue as a result of such non-payment and that such servicing agreement shall terminate upon written notice from Lenders on or after the earlier of acceleration by Lenders of any of Borrower's Liabilities hereunder or the Maturity Date if all of Borrower's Liabilities are not then paid in full.

       (q) First Lake Acquisition. Borrower shall have delivered to Lenders evidence satisfactory to Lenders in their sole and absolute discretion that the acquisition of assets by Borrower pursuant to that certain Asset Sale Agreement between First Lake Corp. and Borrower, has closed.

       6.4 Conditions Precedent to Each Advance. In addition to the foregoing, prior to Lenders making of any and all Loans hereunder, including each Portfolio Advance, if any, all of the following shall have been satisfied in a manner satisfactory to Lenders:

       (a) No change in the condition or operations, financial or otherwise, of Borrower or any Affiliate, shall have occurred which change, in the sole and absolute judgment of Lenders, may have a material adverse effect on Borrower or such Affiliate or on any of the Collateral;

       (b) No litigation shall be outstanding or have been instituted or threatened which Lenders determine to be material against Borrower or any Affiliate or any of the Collateral;

       (c) All of the representations and warranties of Borrower set forth in this Agreement and each of the Other Agreements to which Borrower as a party shall be true and correct on the date of the contemplated Loan to the same extent as originally made on such date;

       (d) No Event of Default or Unmatured Default has occurred and is continuing or would be created thereby;

       (e) All UCC-1 and UCC-2 financing statements (including those naming DFC Asset corp. as debtor) shall have been filed in the appropriate jurisdictions and Agent shall have received evidence, in form and substance satisfactory to Lenders thereof;

       (f) A report of Petersen Consulting, L.P., meeting the conditions of
Section 8.3(d)(ix) shall have been delivered to the Lenders and been satisfactory to them;

       (g) All deficiencies, if any, with respect to conditions precedent to any prior Loan shall have been corrected;

       (h) No issuer of any legal opinion in connection with any Loan Document or in connection with the making of any Loan shall have rescinded or qualified any such legal opinion;

       (i) No issuer thereof shall have rescinded or qualified any of the financial statements, certificates, letters, reports or other documents identified in this Section 6.


7.     INSURANCE AND TAXES:

       7.1 Insurance. Borrower, at its sole cost and expense, shall keep and maintain: (a) policies of insurance against all hazards and risks ordinarily insured against by other owners or users of properties in similar business or as reasonably requested in writing by Agent; and (b) public liability insurance relating to Borrower's ownership and use of its assets. All such policies of insurance shall be in form, with insurers and in such amounts as may be satisfactory to Agent. Borrower shall deliver to Agent the original (or certified) copy of each policy of insurance, and evidence of payment of all premiums for each such policy. Such policies of insurance (except those of public liability) shall contain an endorsement, in form and substance acceptable to Agent, showing loss payable to Agent. Such endorsement or an independent instrument furnished to Agent, shall provide that all insurance companies will give Agent at least thirty (30) days prior written notice before any such policy or policies of insurance shall be altered or cancelled and that no act or default of Borrower or any other Person shall affect the right of Agent to recover under such policy or policies of insurance in case of loss or damage. Borrower hereby directs all insurers under such policies of insurance (except those of public liability) to pay all proceeds payable thereunder directly to Agent. Borrower, irrevocably, appoints Agent (and all officers, employees or agents designated by Agent) as Borrower's true and lawful agent and attorney-in-fact for the purpose of making, settling and adjusting claims under such policies of insurance, endorsing the name of Borrower on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect to such policies of insurance. In the event Borrower at any time or times hereafter shall fail to obtain or maintain any of the policies of insurance required above or to pay any premium in whole or in part relating thereto, then Agent, without waiving or releasing any of Borrower's Obligations or any Event of Default or Unmatured Default hereunder, may at any time or times thereafter (but shall be under no obligation to do so) obtain and maintain such policies of insurance and pay such premium and take any other action with respect thereto which Agent deems advisable. All sums so disbursed by Agent, including reasonable attorneys' fees, court costs, expenses and other charges relating thereto, shall be part of Borrower's Liabilities, payable by

Borrower to Agent on demand. The Agent and the Lenders shall also have been named as additional insureds with respect to Borrower's liability insurance.

       7.2 Payment of Charges. Borrower shall pay promptly, when due, all Charges and Borrower shall not permit the Charges to arise or to remain unpaid, and will promptly discharge the same. In the event Borrower, at any time or times hereafter, shall fail to pay the Charges or to obtain such discharges as required herein, Borrower shall so advise Lenders thereof in writing. Agent may, without waiving or releasing any of Borrower's Obligations or any Event of Default or Unmatured Default hereunder, in its sole and absolute discretion (but with the other Lenders' consent), at any time or times thereafter, make such payment, or any part thereof, or obtain such discharge and take any other action with respect thereto which Lenders deem advisable. All sums so paid by Agent and any expenses, including reasonable attorneys' fees, court costs, expenses and other charges relating thereto, shall be part of Borrower's Liabilities, payable by Borrower to Agent on demand. Notwithstanding the foregoing, Borrower may permit or suffer the Charges to attach to Borrower's assets and may dispute, without prior payment thereof, the Charges, on the conditions that (a) Borrower, in good faith, shall be contesting the same in an appropriate proceeding diligently pursued, (b) enforcement thereof against any assets of Borrower shall be stayed and (c) appropriate reserves therefor shall have been established on the Records of Borrower in accordance with generally accepted accounting principles. In the event Borrower, at any time or times hereafter, shall fail to pay the Charges required herein, Borrower shall so advise Lenders thereof in writing; Lenders may, without waiving or releasing any of Borrower's Obligations or any Event of Default or Unmatured Default hereunder, in their sole and absolute discretion, at any time or times thereafter, make such payment, or any part thereof, and take any other action with respect thereto which Lenders deem, in their sole and absolute discretion, advisable. All sums so paid by Agent and/or Lenders and any expenses, including reasonable attorneys' fees, court costs, expenses and other charges relating thereto, shall be part of the Secured Obligations, payable by Borrower to Agent on demand.


8.     WARRANTIES, REPRESENTATIONS AND COVENANTS

       8.1 General Representations. Except as disclosed in writing to Lenders in Exhibit G attached hereto (with, as to each exception listed there, a reference to which section and subsection in this Section 8.1 such exception applies) ("EXCEPTIONS TO GENERAL REPRESENTATION"), Borrower warrants and represents to and covenants with Lenders that:

             (a) Organization. Borrower is and at all times hereafter shall be a corporation, duly organized and existing and in good standing under the laws of the State of

Indiana and qualified or licensed to do business and in good standing in all states in which the laws thereof require Borrower to be so qualified and/or licensed, including without limitation the State of Illinois and the State of Texas;

             (b) Corporate Power. Borrower, has the right, power and capacity and is duly authorized and empowered to enter into, execute, deliver and perform this Agreement and the Other Agreements, as applicable;

             (c) Violation of Organizational Documents. The execution, delivery and/or performance by Borrower, of this Agreement and the Other Agreements, as applicable, shall not, by the lapse of time, the giving of notice or otherwise, constitute a violation of any applicable law or a breach of any provision contained in the articles of incorporation or by-laws of Borrower, or contained in any agreement, instrument or document to which Borrower, is now or hereafter a party or by which it or any of its assets is or may become bound;

             (d) Enforceability. This Agreement and the Other Agreements are and will be the legal, valid and binding agreements of Borrower enforceable in accordance with their terms, except as enforcement thereof may be subject to the effect of applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and to general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law);

             (e) Borrower is Subsidiary. Borrower is, and at all times during the term hereof shall be, a wholly-owned Subsidiary of DFC Asset Corp. There are, and at all times during the term hereof shall be, 150 shares of issued and outstanding common stock of Borrower. The shares of stock pledged by DFC Asset Corp. pursuant to the pledge agreement delivered in accordance with Section 6.3 hereof shall all times during the term hereof represent 100% of the issued and outstanding stock of Borrower;

             (f) Organization of DFC Asset Corp. DFC Asset Corp. is and at all times during the term hereof shall be a corporation, duly organized and existing and in good standing under the laws of the State of Texas and qualified or licensed to do business and in good standing in all states in which the laws thereof require DFC Asset Corp. to be so qualified and/or licensed. DFC Asset Corp is, and at all times during the term hereof shall be, a wholly-owned Subsidiary of First City.

             (g) Organization of DFSLP. DFSLP is, and at all times during the term hereof shall be, a limited partnership duly organized and in good standing under the laws of the State of Indiana and is qualified or licensed to do business and is in good standing in all states in which the laws thereof require DFSLP to be so qualified and/or licensed.

             (h) Ownership of DFSLP. As of the date hereof and at all times during the term hereof, the sole general partner of DFSLP is and shall be Borrower and the sole limited partner of DFSLP is and shall be DPAI. Borrower and DPAI now and at all times during the term hereof shall own such Partnership Interests, free and clear of all liens and encumbrances other than the pledge of Borrower's general partnership interest in DFSLP to Agent hereunder and the pledge of DPAI's limited partnership interest in DFSLP to TLF.

             (i) Fictitious Names. Each of the fictitious names, if any, used by Borrower during the five (5) year period preceding the date of this Agreement is set forth on Exhibit H attached hereto ("FICTITIOUS NAMES") and none of such fictitious names are registered trademarks or tradenames with the U.S. Patent and Trademark Office;

             (j) Title. At all times following Borrower's acquisition thereof until release thereof by Agent, Borrower shall have good, indefeasible and merchantable title to and ownership of the Collateral, free and clear of all liens, claims, security interests and encumbrances, except the Permitted Liens.

             (k) Solvency. Borrower is now, and at all times hereafter shall be, solvent and generally paying its debts as they mature and Borrower now owns, and shall at all times hereafter own, property which, at a fair valuation, is greater than the sum of its debt. Borrower now has, and shall have at all times hereafter, capital sufficient to carry on its business and transactions and all businesses and transactions in which it is about to engage;

             (l) Proceedings. There are no actions or proceedings which are pending or threatened against Borrower or any Guarantor which might result in any material and adverse change in its financial condition or materially adversely affect its assets or the Collateral or its ability to fully pay and perform the Secured Obligations;

             (m) Government Contracts. Borrower is not subject to the renegotiation of any government contracts;

             (n) Adequate Licenses. Borrower possesses adequate assets, licenses, patents, copyrights, trademarks and tradenames to continue to conduct its business as previously conducted by it and as contemplated in the foreseeable future;

             (o) Government Permits. Borrower has and is in good standing with respect to all governmental permits, certificates, consents and franchises necessary to continue to conduct its business as previously conducted prior to the date hereof and to own or lease and operate its properties as now owned or leased by it. None of said permits, certificates, consents or franchises contain any term, provision, condition or limitation more burdensome than such as are generally applicable to Persons engaged in the same or similar business as Borrower;

             (p) Charge Restrictions. Borrower is not a party to (nor are any of its assets otherwise subject to) any contract or agreement or subject to any charge, restriction, judgment, decree or order materially and adversely affecting its business, property, assets, operations or condition, financial or otherwise;

             (q) Compliance with Laws. Borrower is not, and will not be during the term hereof, in violation of any applicable statute, regulation, order or ordinance of the United States of America, of any state, city, town, municipality, county or of any other jurisdiction, or of any agency thereof, including the Federal Reserve Board, in any respect materially and adversely affecting its business, property, assets, operations or condition, financial or otherwise;

             (r) Compliance with Agreements. Borrower is not in default with respect to any indenture, loan agreement, mortgage, deed or other similar agreement relating to the borrowing of monies to which it is a party or by which it is bound;

             (s) Financials. The Financials (audited by independent auditors, in the case of Borrower and FirstCity) heretofore delivered by Borrower or any Affiliate to Lenders and/or Agent, fairly and accurately present the assets, liabilities and financial conditions and results of operations of Borrower and such other Persons described therein as, of and for the periods ending on such dates and have been prepared in accordance with generally accepted accounting principles and such principles have been applied on a basis consistently followed in all material respects throughout the periods involved;

             (t) Tax Returns. Borrower has filed or caused to be filed all tax returns which are required to be filed, and has paid all Charges shown to be due and payable on said returns or on any assessments made against it or any of its property, and all other Charges imposed on it or any of its properties by any governmental authority;

             (u) No Adverse Change. There has been no material and adverse change in the assets, liabilities or financial condition of Borrower since the date of the Financials.

             (v)  No Indebtedness.

                   (i) Except as disclosed in the most recent Financials heretofore delivered by Borrower to Lenders and/or Agent, Borrower has no Indebtedness (except for Indebtedness arising in the ordinary course of its business since the dates reflected in the Financials that is not indebtedness for borrowed money), has not guaranteed (other than as a result of the endorsement of any instrument of items of payment for deposit or collection in the ordinary course of business or as otherwise expressly permitted pursuant to the terms hereof) the obligations of any Person, and there are no actions or proceedings which are pending or, to the best of Borrower's knowledge, threatened against Borrower which, in any of the foregoing cases, are reasonably likely to result in any material adverse change in its financial condition or materially adversely affect its assets or the Collateral or its ability to fully perform and satisfy Borrower's Liabilities hereunder;

                  (ii) DFC Asset Corp. has no Subsidiaries other than DPAI and Borrower and is neither a general or limited partner, directly or indirectly, of any Person other than DFSLP. Neither DFC Asset Corp. nor DPAI nor DFSLP has outstanding any Indebtedness for borrowed money,or any guarantee of any Indebtedness for borrowed money, other than indebtedness to TLF under the agreement referred to in the first sentence of Section 3.4 hereof. The amount now outstanding to TLF under such agreement is $8,687,523; the maximum principal amount of Indebtedness that may at any time be outstanding thereunder is $25,000,000.

             (w) No Liability on Lenders. The execution, delivery and performance by Borrower of this Agreement and/or the Other Agreements will not, except to the extent caused by independent actions of Lenders and/or Agent, impose on or subject Lenders and/or Agent to any liability, whether fixed or contingent, in respect of any Environmental Law relating to the operation of Borrower's business. Lenders' and/or Agent's exercise of any of the rights or remedies described in this Agreement or in any of the Other Agreements shall not constitute a breach of any provision contained in any agreement, instrument or document concerning the assignment or license of, or the payment of royalties for, any patents, patent rights, tradenames, trademarks, trade secrets, know-how, copyrights or any other form of intellectual property now or at any time or times hereafter protected as such by any applicable law;

             (x) Margin Stock. Borrower's execution and delivery of this Agreement or any of the Other Agreements does not directly or indirectly violate or result in a violation of the Securities Exchange Act of 1934, as amended, and Regulations U, G, T and X of the Board of Governors of the Federal Reserve System (12 CFR 221, 207, 220 and 224,
respectively), and Borrower does not own or intend to purchase or carry any "MARGIN SECURITY," as defined in such Regulations;

             (y) Affiliates. Borrower has no wholly owned Subsidiaries. Exhibit I attached hereto ("AFFILIATES") is a true, accurate and complete schedule of Borrower's Affiliates, together with a description of Borrower's relationship to such Affiliate.

             (z) Environmental Issues. To the best of Borrower's knowledge, no real estate ("REAL PROPERTY") that is collateral for a Loan Account has ever had hazardous wastes or substances used on or in them in a manner which violates any Environmental Law and that all of the Real Property is free of any hazardous waste or substance. Borrower has not received a summons, citation, notice, or directive from the Environmental Protection Agency or any other federal or state governmental agency concerning any action or omission resulting in the releasing, or otherwise disposing of hazardous waste or hazardous substances into the environment with respect to any of such Real Property collateral. Concurrently herewith Borrower will execute an Environmental Indemnity Agreement.

             (aa) Leases; Real Property. Attached hereto as Exhibit J ("LEASES, OPTIONS AND REAL PROPERTY") is a true, accurate and complete schedule of all Leases and Options to which Borrower is a party and all Real Property owned by Borrower.

             (ab) Investment Company Act and Public Utility Holding Company Act. Neither the Borrower nor any Affiliate nor the entering into of the Loan Documents nor the issuance of the Notes is subject to any of the provisions of the Investment Company Act of 1940, as amended. Neither the Borrower nor any Affiliate is a "holding company" as defined in the Public Utility Holding Company Act of 1935, as amended, or subject to any other federal or state statute or regulation limiting its ability to insure Indebtedness for money borrowed.

             (ac) Disclosure. Neither this Agreement or any Loan Document nor any statement, list, certificate or other document or information, or any schedules to this Agreement or any other Loan Document, delivered or to be delivered to the Agent or any Lender, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make statements contained herein or therein, in light of the circumstances in which they are made, not misleading.

             (ad) Qualification.

                   (i) Solely by reason of (and without regard to any other activities of the Agent or any Lender in any state in which Collateral is located) the entering into, performance and enforcement of this Agreement, the Notes and the other Loan Documents by the Agent or any Lender will not constitute doing business by the Agent or any Lender in any of such states or result in any liability of the Agent or such Lender for taxes or other governmental charges; and qualification by the Agent or any Lender to do business in such jurisdiction is not necessary in connection with, and the failure to so qualify will not affect, the enforcement of, or exercise of any rights or remedies under, any of such documents.

                  (ii) No "business activity," "doing business" or similar report or notice is required to be filed by the Agent or any Lender in any such jurisdiction in connection with the Loans or the transactions contemplated by this Agreement, and the failure to file any such report or notice will not affect the enforcement of, or the exercise of any rights or remedies under, this Agreement or any of the other Loan Documents.

       8.2   Financial Covenants.

             (a) At all times during the term hereof, Borrower shall maintain Tangible Net Worth equal to at least Four Million Dollars ($4,000,000).

             (b) At all times during the term hereof, DFC Asset Corp. shall maintain Tangible Net Worth determined on a consolidated basis equal to at least Three Hundred Thousand Dollars ($300,000).

             (c) Borrower warrants and represents to and covenants with Lenders that, now and at all times hereafter, (i) the aggregate Estimated Remaining Collections of each then existing Revolving Loan Portfolio owned by Borrower shall be at least 182% of the principal portion then outstanding of Borrower's Liabilities represented by the Revolving Loan made by Lenders to Borrower pursuant to Section 3.1 (including, for this purpose, any Protective Advances in respect thereof) with respect to such Revolving Loan Portfolio; (ii) the aggregate Estimated Remaining Collections of all then existing Term Loan Portfolios shall be at least 154% of the principal portion then outstanding of Borrower's Liabilities represented by the Term Loans; and (iii) the aggregate principal portion of Borrower's Liabilities outstanding shall be at least 250% of the principal portion of Borrower's Liabilities outstanding that represents Loans with respect to Loan Portfolios which are secured by Real Property. In the event of a breach of such warranty, representation and covenant, Borrower, immediately, shall pay to Lenders an amount of money sufficient to cure the same and/or if both Lenders agree, in their sole and absolute discretion, deliver to Agent as additional Collateral Certificate(s) of Deposit of Agent in an amount at least equal the amount of money sufficient to cure the same and/or Agent, in its sole and absolute discretion, may pay to itself for the ratable benefit of Lenders, for the account of Borrower, from monies, reserves and proceeds received or collected by Agent pursuant to Section 4.9 above, an amount necessary to satisfy (in whole or in part) the foregoing requirement. Notwithstanding the provisions of Section 9.1, if Borrower does not timely make such payment or if the funds referred to in the preceding sentence above are not sufficient therefor, the same shall be deemed an Event of Default or Unmatured Default by Borrower under this Agreement.

       8.3 Affirmative Covenants. In addition to and not in lieu of those covenants contained in other provisions of this Agreement, Borrower covenants and agrees with Lenders and Agent that Borrower shall, unless Lenders otherwise consent thereto in writing, do all of the following during the term hereof:

             (a) Representation and Warranties. To the extent any representation or warranty contained herein refers to an event or state of facts which exists on the date hereof and shall exist during the term hereof or at the time of each Advance hereunder, said representation or warranty shall be deemed to be an affirmative covenant by Borrower to take all actions, omit to take such actions or cause such actions to be taken which shall be necessary or desirable to cause such representation or warranty to be true and accurate at all times during the term hereof.

             (b) Operating Accounts. Borrower shall maintain and shall cause DFC Asset Corp. to maintain its primary banking relationship with ANB, including without limitation maintaining all operating accounts of Borrower and/or DFC Asset Corp. with ANB.

             (c) Corporate Existence. Borrower shall preserve and maintain its corporate existence, rights, privileges and franchises in the jurisdiction of its incorporation or organization, and qualify and remain qualified to do business in each other jurisdiction in which such qualification is necessary in view of its business or operations.

             (d) Records; Reports. Borrower covenants with Lenders that Borrower shall keep Records and prepare financial statements and shall cause to be furnished to Lenders the following (all of the foregoing and following which comprise financial statements are to be kept and prepared in accordance with generally accepted accounting principles applied on a basis consistent with the Financials unless Borrower's certified public accountants concur in any changes therein and such changes are consistent with then generally accepted accounting principles).

                  (i) As soon as available but not later than ninety (90) days after the close of each fiscal year of Borrower (including the fiscal year ended December 31, 1995), a balance sheet of Borrower as at the end of, and the related statement of operations, including income statement, for, such year and a reconciliation of capital for such year, all certified on an unqualified basis by a firm of independent certified public accountants selected by Borrower and acceptable to Lenders, in Lenders' sole and absolute discretion.

                  (ii) Concurrently with the delivery of the financial statements described in Section (i) above for fiscal years ending after December 31, 1995: (A) a certificate of the aforesaid certified public accountants certifying to Lenders that based upon their examination of the affairs of Borrower, performed in connection with the preparation of said financial statements, they are not aware of the occurrence or existence of any condition or event which constitutes an Event of Default or Unmatured Default, or, if they are aware thereof, the nature thereof, and (B) a reliance letter executed by an authorized partner of the aforesaid certified public accountants, in form and substance reasonably acceptable to Lenders, and acknowledging that Lenders may rely on such financial statements in connection with this Agreement notwithstanding that Lenders are not in privity with such certified public accountants in connection with such financial statements.

                  (iii) As soon as available, but not later than thirty (30) days after the end of each calendar year, financial statements, in form and substance reasonably acceptable to Lenders, including income statements and balance sheets, as at the end of such calendar year, of each of Geist and DFC Asset Corp., DPAI and DFSLP.

                  (iv) As soon as available but not later than thirty (30) days after the end of each calendar month hereafter, a balance sheet of Borrower (and of DFC Asset Corp., DPAI and DFSLP) as at the end of, and the related statement of operations for, the portion of such Person's fiscal year then elapsed, all certified by the chief financial officer of such Person's to be prepared in accordance with generally accepted accounting principles and to present fairly the financial position and results of operations of such Person for such period.

                  (v) Concurrently with delivery to its shareholders or any other equity owners or Affiliates of Borrower by any Corporate Credit Party, copies of all financial and other information delivered by such Corporate Credit Party to such Persons, including without limitation with respect to FirstCity, its proxy statements and annual reports to stockholders. Concurrently with delivery to the Securities Exchange Commission ("SEC") by FirstCity, copies of all reports filed by FirstCity with the SEC, including without limitation, all reports on Forms 10K, 10Q or 8K promulgated under the Securities Exchange Act of 1934, as amended.

                  (vi) As soon as available, but not later than thirty (30) days after the end of each month, a reconciliation statement in form and substance acceptable to Lenders, certified as true, accurate and complete by the chief financial officer of Borrower, setting forth with respect to each Loan Portfolio the total amount of funds: (A) deposited into the applicable Cash Collateral Account; (B) collected by or on behalf of Borrower during such month; and (C) collected to date (both the amount and the percentage of such Loan Portfolio's Book Value, as set forth in the Loan Advance Certificate, that such amount represents). Each such reconciliation statement shall be prepared in accordance with the manner in which Book Value of the applicable Loan Accounts was determined for the purposes of preparing the Loan Advance Certificate in connection with acquisition of such Loan Accounts.

                  (vii) With respect to each Loan Portfolio, a Monthly Performance Report in form and substance acceptable to Lenders, certified as true, accurate and complete by the chief financial officer of Borrower, setting forth in reasonable detail the payment, settlement and transfer activity with respect to each Loan Account in such Loan Portfolio and aggregate Estimated Remaining Collections with respect to each such Loan Portfolio and each Loan Account comprising such Loan Portfolio. Such performance reports shall be delivered to Lenders within thirty (30) days following the close of each calendar month during which any Loan Accounts comprising the applicable Loan Portfolio remain Collateral. Such performance reports shall be prepared in accordance with the manner in which Book Value and Estimated Remaining Collections of the applicable Loan Portfolio and Loan Accounts were determined for the purposes of preparing the Loan Advance Certificate in connection with acquisition of such Loan Portfolio.

                  (viii) With respect to all loan portfolios owned by either DPAI or DFSLP, a report of the current Estimated Remaining Collections from each of such loan portfolios, certified as true and complete by the chief financial officer of DPAI or DFSLP, as applicable, identifying such loan portfolio and the aggregate Estimated Remaining Collections of DPAI and DFSLP, respectively, and otherwise in form and substance satisfactory to Lenders. Such reports shall be delivered to Lenders within thirty (30) days following the close of each calendar month and shall be prepared consistently from month to month.

                  (ix) Such other data and information (financial and otherwise) as either Lender, from time to time, reasonably may request bearing upon or related to the Collateral, Borrower's financial condition and/or results of operations; including, without limitation, immediately prior to funding of the Term Loans and no more often than once every twelve (12) months thereafter (unless an Event of Default or Unmatured Default shall then exist, in which case there shall be no limit on the number of such audits and review that the Lenders can request), an audit and review of the Collateral which shall be conducted in such scope and result in such report(s) as may be satisfactory to Lenders in their sole and absolute discretion, by Peterson Consulting L.P., or such other party as Lenders may designate in their sole and absolute discretion, which audits shall be performed at Borrower's sole cost and expense and with respect to which audits Borrower covenants and agrees to fully cooperate at its own expense.

             (e) Pay Debts. Borrower shall pay or discharge or otherwise satisfy all Indebtedness at or before maturity or before the same becomes delinquent, provided that Borrower shall not be required to pay any Indebtedness which is unsecured while the same is being contested by it in good faith and by appropriate proceedings so long as Borrower shall have set aside on its books reserves in accordance with generally accepted accounting principles with respect thereto and title to any property of Borrower is not jeopardized.

             (f) Compliance with Laws. Borrower shall comply with all laws, rules, regulations and governmental orders (federal, state and local), including all Environmental Laws, having applicability to it or to the business or businesses at any time conducted by it, where the failure to so comply would have a material adverse effect, either individually or in the aggregate, on the business, condition (financial or otherwise) and assets, operations or prospects of Borrower.

             (g) Perform Obligations. Borrower shall duly and punctually pay and perform each of its obligations under this Agreement and the Other Agreements in accordance with the terms thereof.

       8.4 Negative Covenants. Borrower warrants and represents to and covenants with Lenders that Borrower shall not, without Lenders prior written consent, which Lenders may or may not give in their sole and absolute discretion, concurrently or hereafter:

             (a) Sell or Encumber Collateral. Grant a security interest in, assign, sell or transfer any of the Collateral to any Person or permit, grant, or suffer a lien, claim or encumbrance upon any of the Collateral, except: (i) the Permitted Liens; or (ii) a sale, assignment or transfer of Loan Accounts pursuant to Section 5.8; or (iii) from the date hereof through October 18, 1996, the lien, claim and security interest created pursuant to the terms of that certain Assignment of Deposit Account, dated April 18, 1996, by Borrower in favor of TLF, but only to the extent of $750,000 on deposit in such deposit account.

             (b) Transactions with Affiliates. Purchase, acquire, settle or liquidate one or more Loan Account(s) through assignment, sale or transfer to or from one or more Affiliates of any Credit Party.

             (c) Attachment. Permit or suffer any levy, attachment or restraint to be made affecting any of its Assets or the Collateral;

             (d) Receiver. Permit or suffer any receiver, trustee or assignee for the benefit of creditors, or any other custodian to be appointed to take possession of all or any of its Assets or any of the Collateral;

             (e) Amend Organizational Documents. Make any material change: (i) in Borrower's articles of incorporation, by-laws or capital structure, or (ii) in any of its business objectives, purposes and operations, either by ceasing to collect, service, settle and transfer Loan Portfolios or by undertaking additional business activities;

             (f) Merge. Merge or consolidate with, acquire (or sell Borrower to) any Person, whether by sale of assets or sale or exchange of stock or purchase, lease, or otherwise acquire all or any substantial part of the property or assets of any Person,or permit any Subsidiary so to do, or purchase, lease or otherwise acquire property or net assets in excess of $50,000 in any Fiscal Year, or permit any Subsidiary so to do, other than Loan Portfolios purchased in accordance with Section 3.1 hereof.

             (g) Redeem Stock. Redeem, retire, purchase or otherwise acquire, directly or indirectly, any of Borrower's Stock or other evidence of ownership interest of Borrower or any other corporation or partnership or any subordinated debt of any Credit Party;

             (h) Advance Transactions. Enter into any transaction not in the ordinary course of business which materially and adversely affects Borrower's ability to repay Borrower's Liabilities or any other Indebtedness, or materially and adversely affects the Collateral;

             (i) Investments. Make any investment in the Stock or obligations of any Person.

             (j) Pay Dividends. Except as expressly permitted pursuant to
Section 3.5, declare or pay dividends or other distributions upon any of Borrower's Stock or make any distributions of Borrower's property or assets or make any loans, advances and/or extensions of credit to any Persons;

             (k) Terminate ERISA Plans. Terminate or withdraw from any pension (or similar) plan so as to result in any material liability (in the sole and absolute discretion of Agent) of Borrower to the Pension Benefit Guaranty Corporation, or permit to exist any occurrence of any Reportable Event (as defined in Title IV of the Employee's Retirement Income Security Act of 1974 as the same may be amended and in effect from time to time), or any other event or condition, which presents a material risk (in the sole and absolute discretion of Agent) of such a termination by the Pension Benefit Guaranty Corporation;

             (l) Agreements with Affiliates. Attached hereto as Exhibit K ("AGREEMENTS WITH AFFILIATES"), is a true, accurate and complete schedule of all service agreements, notes, or agreements between Borrower and its Affiliates. Lenders hereby expressly consent to the performance by Borrower of said agreements as in effect on the date hereof. Borrower shall not enter into any other transactions with any Affiliate, including, without limitation, agreements for the purchase, sale or exchange of property (including Loan Portfolios or Loan Accounts) or the rendering of any services to or by any Affiliate, or enter into, assume or suffer to exist any employment, management, administration, advisory or consulting contract with any Affiliate or, in each of the foregoing cases, with any officer, director or partner of any Affiliate (or a spouse or other relative of any of them).

             (m) Loan Servicing Agreement. Borrower has delivered to Lenders a true, accurate and complete copy of the Servicing Agreement with J-Hawk, together with all amendments thereto. Borrower shall not modify or amend (or waive any rights with respect to) such Servicing Agreement without Lenders' prior written consent. Borrower shall fully perform all of Borrower's obligations under the terms of such Servicing Agreement and shall keep such Servicing Agreement in full force and effect during the term hereof and shall not terminate such Servicing Agreement or employ any other service agent, without the prior written consent of Lenders; provided, however, that it shall not be a breach of this section if such Servicing Agreement is terminated at a time when an Event of Default or Unmatured Default exists and a successor servicing agent, satisfactory to the Lenders, is appointed in its place.

             (n) DFSLP Activities. Borrower will not cause or permit DFSLP to acquire any loan obligations or otherwise to engage in any business activity other than collection and settlement of loan obligations that DFSLP currently owns, without first obtaining the prior written consent of Lenders, which will not be unreasonably withheld.

             (o) Indebtedness. Borrower will not contract, create, incur, assume or suffer to exist any Indebtedness or permit any of its Subsidiaries so to do; except for
(x) the Loans, (y) Indebtedness existing on the date hereof and reflected on the Financials of the Borrower delivered on such date and (z) unsecured trade payables to parties other than Affiliates incurred in the ordinary course of business that do not exceed $375,000 in the aggregate at any time outstanding.

             (p) Engage in Same Type of Business. Borrower will not enter into, or permit any of its Subsidiaries to enter into, any business which is substantially different from the business in which the Borrower is engaged on the date hereof.

             (q) Agreement Modifications. Borrower will not amend, extend or otherwise modify, directly or indirectly, or waive any of its rights with respect to, any of the following: the notes payable to Geist referred to in
Section 3.5(c); and the notes payable to J. Michael Hester referred to in
Section 6.3(g).

             (r) DPAI Indebtedness. DPAI will not contract, create, incur assume or suffer to exist any Indebtedness except for (x) Indebtedness to TLF existing on the date hereof; (y) Indebtedness existing on the date hereof and reflected on financial statements of DPAI delivered on such date and (z) unsecured trade payables to parties other than Affiliates incurred in the ordinary course of business that do not exceed $50,000 in the aggregate at any time outstanding.


9.     DEFAULT

       9.1 Events of Default. The occurrence of any one of the following events shall constitute a default ("EVENT OF DEFAULT") by Borrower under this
Agreement:

             (a) If Borrower fails or neglects to perform, keep or observe any of Borrower's Obligations;

             (b) If any representation, warranty or material statement, report or certificate made or delivered by any Credit Party, or any of its directors, officers, authorized employees or agents, to Lenders and/or Agent is not true and correct; provided, however, that with respect to such obligations of Geist, an Event of Default shall occur following five (5) days written notice thereof to Borrower;

             (c) If Borrower fails to pay any of Borrower's Liabilities, when due and payable or declared due and payable;

             (d) If the Collateral or any other of Borrower's Assets or the assets of any Credit Party , or any portion thereof are attached, seized, subjected to a writ of distress warrant, or are levied upon, or come within the possession of any receiver, trustee, custodian or assignee for the benefit of creditors and the same is not terminated or dismissed within sixty (60) days thereafter;

             (e) If a petition under any section or chapter of the United States Bankruptcy Code or any similar law or regulation shall be filed by any Credit Party or if any Credit Party shall make an assignment for the benefit of its creditors or if any case or proceeding is filed by any Credit Party for its dissolution or liquidation;

             (f) If any Credit Party is enjoined, restrained or in any way prevented by court order from conducting all or any material part of its business affairs or if a petition under any section or chapter of the United States Bankruptcy Code or any similar law or regulation is filed against any Credit Party or if any case or proceeding is filed against any Credit Party for its dissolution or liquidation and such injunction, restraint or petition is not dismissed or stayed within sixty (60) days after the entry or filing thereof;

             (g) If an application is made by any Credit Party for the appointment of a receiver, trustee or custodian for any of its assets;

             (h) If an application is made by any Person other than a Credit Party for the appointment of a receiver, trustee, or custodian for any of its Assets and the same is not dismissed within sixty (60) days after the application therefor;

             (i) If a notice of any Charge is filed of record with respect to all or any of any Credit Party's assets, or if (except as permitted in Section
7.2 above) any Charge becomes a lien or encumbrance upon any of its assets and the same is not released within sixty (60) days after the same becomes a lien or encumbrance;

             (j) If any Corporate Credit Party or DPAI is in default in the payment of any Indebtedness (other than Borrower's Liabilities) and such default is not cured within the time, if any, specified therefor in any agreement governing the same and such default permits any holder or holders of such Indebtedness (or a trustee, agent or other representative on behalf of such holder or holders) to cause any of such Indebtedness evidenced thereby to become due prior to its stated maturity or if any of such Indebtedness so becomes due prior to its stated maturity;

             (k) The occurrence of a default or Event of Default or Unmatured Default under any agreement, instrument and/or document executed and delivered by any Guarantor to Agent or a Lender, which is not cured within the time, if any, specified therefor in such agreement, instrument or document or any of the Loan Documents shall fail to grant to the Agent on behalf of the Lenders the lien or other security interest (if any) intended to be created thereby or any Credit Party thereto shall assert that it is not liable with respect thereto; or any Guarantor shall assert that it is not liable as a guarantor or otherwise under its guarantee agreement (including, without limitation, the Deficiency Undertaking) executed in connection herewith;

             (l) The occurrence of an Event of Default under any of the Other Agreements, which is not cured within the time, if any, specified therefor in such Other Agreement; provided, however, that with respect to the obligations of Geist, an Event of Default shall occur following five (5) days written notice thereof to Borrower;

             (m) If Borrower or DFC Asset Corp. fails to maintain its primary banking relationship with ANB at any time during the term of this Agreement;

             (n) If Borrower issues to or transfers to any Person, any stock of Borrower, or any Person other than DFC Asset Corp. is a shareholder of the Borrower, or any Person other than FirstCity is a shareholder of DFC Asset Corp.;

             (o) If Borrower acquires any Loan Portfolio in which a Loan Account that is secured by Real Estate has an Allocated Purchase Price in excess of Five Hundred Thousand Dollars ($500,000.00);

             (p) If DFC Asset Corp. has not at any time provided to the Borrower, in cash and as a capital contribution, the Borrower's Cost for the acquisition of a Loan Portfolio; or

             (q) If any final non-appealable judgment for the payment of money in excess of $250,000 (after giving effect to any amount covered by insurance as to which the insurer shall not have defied or questioned its obligation to pay) shall be rendered against the Borrower or DFC Asset Corp.; or final judgment for the payment of money in excess of $250,000 shall be rendered against the Borrower or DFC Asset Corp. and the same shall remain undischarged for a period of thirty (30) days during which execution shall not be effectively stayed or diligently contested in good faith by appropriate proceedings.

       9.2 Cumulate Remedies. All of Lenders' rights and remedies under this Agreement and the Other Agreements and the other Loan Documents are cumulative and non-exclusive.

       9.3 Acceleration. Upon the occurrence of an Event of Default, and at any time thereafter, if any Event of Default shall then be continuing, the Lenders jointly may (and the Agent shall, if so instructed in writing by both Lenders) by written notice to the Borrower: declare the principal of and accrued interest on the Loans to be, whereupon the same shall forthwith become, due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; provided that if any Event of Default described in any of clauses (d)-(h) (inclusive) of Section 9.1 shall occur with respect to the Borrower, the result which would otherwise occur only upon the giving of written notice by the Agent or Lenders to the Borrower as herein described shall occur automatically, without giving of any such notice.

       9.4 Remedies. Upon the occurrence of an Event of Default Agent, for the ratable benefit of Lenders, may in its sole and absolute discretion (and shall, if so directed by both Lenders) exercise any one or more of the rights and remedies accruing to a secured party under the UCC of the relevant state or states and any other applicable law upon default by a debtor, including without limitation the following:

             (a) Enter, with or without process of law and without breach of the peace, any premises where the Collateral is or may be located, and without charge or liability to Lenders and/or Agent therefor seize and remove the Collateral from said premises and/or remain upon said premises and use the same for the purpose of collecting, preparing and disposing of the Collateral;

             (b) Sell or otherwise dispose of the Collateral at public or private sale for cash or credit, provided that Borrower shall be credited with the net proceeds of such sale only when such proceeds are actually received by Agent.

       9.5 Assemble Collateral. Upon the occurrence of an Event of Default, Borrower, immediately upon demand by the Lenders jointly or Agent at the written instruction of both Lenders, shall assemble the Collateral and make it available to Agent at a place or places to be designated by Agent or Lenders which are reasonably convenient to Agent and Borrower. Borrower recognizes that in the event Borrower fails to perform, observe or discharge any of Borrower's Obligations, no remedy of law will provide adequate relief to Lenders, and agrees that Lenders shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of posting bond or proving actual damages.

       9.6 Notice of Sale. Any notice required to be given to Borrower by Agent or one or both Lenders of a sale, lease, other disposition of the Collateral or any other intended action by Agent, deposited in the United States mail, postage prepaid and duly addressed to Borrower at its principal place of business specified in Section 11.5 of this Agreement not less than five (5) days prior to such proposed action, shall constitute commercially reasonable and fair notice to Borrower thereof.

       9.7 Postpone Sale. Upon the occurrence of an Event of Default, Borrower agrees that Agent may, if Lenders deem it reasonable, postpone or adjourn any such sale of the Collateral from time to time by an announcement at the time and place of sale or by announcement at the time and place of such postponed or adjourned sale, without being required to give a new notice of sale. Borrower agrees that neither Agent nor any Lender has any obligation to preserve rights against prior parties to the Collateral. Further, Borrower waives and releases any cause of action and claim against Agent and Lenders as a result of Agent's possession, collection or sale of the Collateral, any liability or penalty for failure of Agent to comply with any requirement imposed on Agent relating to notice of sale, holding of sale or reporting of sale of the Collateral, and, to the extent permitted by law, any right of redemption from such sale.

       9.8 WAIVER OF BOND. IN THE EVENT AGENT SEEKS POSSESSION OF THE COLLATERAL THROUGH REPLEVIN OR OTHER COURT PROCESS, BORROWER HEREBY IRREVOCABLY WAIVES (A) ANY BOND, SURETY OR SECURITY REQUIRED AS AN INCIDENT TO SUCH POSSESSION, AND (B) ANY DEMAND FOR POSSESSION OF THE COLLATERAL PRIOR TO COMMENCEMENT OF ANY SUIT OR ACTION TO RECOVER POSSESSION THEREOF.

       9.9 Enforcement During Unmatured Default. Upon the occurrence and during the existence of any one of the events described in Section 9.1 above, notwithstanding that the Loans have not yet been accelerated, both Lenders jointly or the Agent at the written direction of Lenders, if they determine that the Collateral or the payment of Borrower's Liabilities is jeopardized, may enforce such of its rights and remedies under this Article as Agent or Lenders deems necessary or proper.


10.    AGENT

       10.1 Appointment of Agent. The Lenders hereby appoint Agent to act as administrative agent and collateral agent of and for Lenders as specified in this Agreement and the other Loan Documents. Each of the Lenders accepts and agrees to all the terms and conditions of this Agreement and the other Loan Documents. Each of the Lenders hereby irrevocably authorizes, and each holder of any Note by the acceptance of a Note shall be deemed irrevocably to authorize, the Agent to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and any other instruments and agreements referred to in this Agreement, and to exercise such powers and to perform such duties under this Agreement and the other Loan Documents, as are specifically delegated to or required of the Agent by the terms of this Agreement and the other Loan Documents, together with such powers as are reasonably incidental to this Agreement and the other Loan Documents. The Agent agrees to act as the Agent on behalf of the Lenders to the extent provided in this Agreement and the other Loan Documents.

       10.2 Delegation of Duties. The Agent may perform any of its duties under this Agreement and the other Loan Documents by or through agents or employees and shall be entitled to advice of counsel concerning all matters pertaining to its duties under this Agreement and the other Loan Documents.

       10.3 Nature of Duties. The Agent shall have no duties or responsibilities except those expressly set forth in this Agreement and the other Loan Documents. The duties of the Agent shall be mechanical and administrative in nature. Nothing in this Agreement or any Loan Document, expressed or implied, is intended to or shall be so construed as to impose upon the Agent any obligations in respect of this Agreement or any Loan Document, except as expressly set forth in this Loan Agreement or in any of the other Loan Documents. EACH OF THE LENDERS EXPRESSLY ACKNOWLEDGES AND AGREES THAT THE AGENT SHALL NOT HAVE BY REASON OF THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS A FIDUCIARY RELATIONSHIP IN RESPECT OF ANY LENDER.

       10.4  Actions in Discretion of Agent; Instructions from the Lenders.

             (a) In addition to the powers and duties expressly delegated to the Agent under this Agreement, and the other Loan Documents, the Agent agrees, upon the written instructions of all the Lenders, to take any action of the type specified in any such written instructions as being within the Agent's rights, powers or discretion under this Agreement or any of the other Loan Documents.

             (b) In the absence of instructions by the Lenders, and in the case of actions to be taken, following three (3) Business Days prior written notice to the Other Lender, the Agent shall have authority, in its sole and absolute discretion, to take or not to take any of the following actions: (i) to accept additional security or instruments of further assurance; (ii) to limit any right, power or authority reserved to or conferred upon the Borrower under this

Agreement or any of the other Loan Documents; and (iii) to permit the Agent to comply with any obligations imposed upon it by law.

             (c) The Agent shall not, without the prior written consent of both Lenders, (i) modify, amend, waive or release any right with respect to, any covenant set forth in this Agreement or the occurrence or existence of an Event of Default described in Section 9.1 of this Agreement, or (ii) amend, waive or modify any other provisions of the Loan Documents, or (iii) release any Collateral or any collateral under any of the other Loan Documents or any Guarantor or other Credit Party from its obligations under the Loan Agreement, except as may be expressly permitted under this Agreement or the other Loan Documents, including without limitation, pursuant to Section 5.8.

             (d) Any action taken pursuant to written instructions or discretion in accordance with the terms of this Section shall be binding on Lenders. No Lender shall have any right of action whatsoever against the Agent as a result of the Agent acting or refraining from acting under this Agreement or the other Loan Documents in accordance with the instructions of the Lenders (or in the case of ANB as agent, in accordance with its instructions) as provided in this Agreement, or in the absence of such instructions, in the sole and absolute discretion of the Agent (except to the extent such instructions are required by Section 10.4(c) or other applicable provisions of this Agreement). So long as the Agent shall obtain any consents expressly required under this Section 10.4 and other applicable provisions of this Agreement, the failure by the Agent to take any action recommended by any one Lender shall not create a cause of action against the Agent or create any claim or right on behalf of the Lenders, or any one or more of them. The provisions of this Section 10.4 are for the benefit of the Agent and the Lenders and are not intended to, and shall not, inure to the benefit of the Borrower or any third party.

       10.5 Reliance by Agent. The Agent shall be entitled to rely upon any writing, telegram, telecopy, telex or teletype message, resolution, notice, consent, certificate, letter, cablegram, statement, or order or other document or phone conversation by telephone or otherwise believed by it to be genuine and correct and to have been signed, sent or made by an authorized person, and upon opinions of counsel and other professional advisers selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement or under any of the other Loan Documents unless it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action.

       10.6 Holders of Notes. The Agent may deem and treat any payee of any Note as the owner thereof for all purposes under this Agreement and the other Loan Documents unless and until written notice of the assignment or transfer thereof shall have been filed with the Agent. Any request, authority or consent of any legal entity who at the time of making such request or giving such authority or consent is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee or assignee of such Note or of any Note or Notes issued in exchange therefor.

       10.7 Independent Credit Investigations. Each Lender expressly acknowledges (a) that the Agent has not made any representations or warranties to it and that no act by the Agent hereafter taken, including any review of the affairs of the Borrower or any of its Affiliates, shall be deemed to constitute any representation or warranty by the Agent to any Lender; (b) that it has made and will make its own independent investigation of the financial condition and affairs and its own appraisal of the credit-worthiness of the Borrower in connection with the making and continuance of the Loans under this Agreement;
(c) that it has made its own independent investigation of the legal matters relating to this Agreement and the other Loan Documents; and (d) that except following the written request of a Lender the Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect to the Borrower, whether coming into its possession before the making of a Loan or at any time or times thereafter.

       10.8 Exculpatory Provisions. Neither the Agent nor any of its directors, officers, employees or agents shall be liable to any Lender for any action taken or omitted to be taken by it or them under this Agreement or any of the other Loan Documents, or in connection with this Agreement or any of the other Loan Documents, unless caused by its or their own gross negligence or willful misconduct. In performing its functions and duties under this Agreement on behalf of the Lenders, the Agent shall exercise the same care which it would exercise in dealing with loans for its own account, but it shall not (a) be responsible in any manner to any of the Lenders for the effectiveness, enforceability, genuineness, validity or the due execution of this Agreement, any other Loan Document or any of the Notes, or for any recital, representation, warranty, document, certificate, report or statement in this Agreement or made or furnished under or in connection with this Agreement or any other Loan Document, or (b) be under any obligation to any of the Lenders to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions hereof or thereof on the part of the Borrower, or the financial condition of the Borrower, or the existence or possible existence of an Event of Default or Unmatured Default.

       10.9 Reimbursement and Indemnification. Each Lender agrees to reimburse and indemnify the Agent (to the extent not reimbursed by the Borrower) ratably, in proportion to its Lender's Commitment, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Agent, in its capacity as such, in any way relating to or arising out of this Agreement or any of the other Loan Documents or any actions taken or omitted by the Agent under this Agreement or any of the other Loan Documents, provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements if the same results from the Agent's gross negligence or willful misconduct or if incurred as a result of the inclusion herein of Section 6.3(c) (last sentence), Section 8.3(b), Section 9.1(m) or the requirement contained therein. Without limitation of the foregoing, each Lender agrees to reimburse the Agent promptly upon demand for its ratable share of any out-of-pocket expenses (including attorney's fees) incurred by the Agent in connection with the preparation, execution, administration or enforcement of, or the preservation of any rights under, this Agreement and the other Loan Documents to the extent that the Agent is not reimbursed for such expenses by the Borrower.

       10.10 Agent in its Individual Capacity. With respect to its commitments, the Loans made by it and any Note held by it, American National Bank and Trust Company of Chicago shall have the same rights and powers under this Agreement and the other Loan Documents as any other Lender and may exercise the same as though it were not the Agent, and the terms "Lenders" or "holders" of a "Note" shall, unless the content otherwise indicates, include the Agent in its individual capacity.

       10.11 Equalization of Lenders. The Lenders agree among themselves that, with respect to all amounts received by any Lender for application on any obligation hereunder or on the Notes, after the earlier of an exercise of any Lender's rights of set-off or the acceleration of maturity of any of the Notes, equitable adjustment will be made in the manner stated in the next succeeding sentence so that, in effect, all such amounts will be shared ratably among the Lenders, in proportion to the sum of the amounts then outstanding under the Notes, whether received by voluntary payment, by realization upon security, by the exercise of the right of set-off or banker's lien, by counterclaim or cross action or any other non-pro rata source. Any Lender receiving any such amount shall purchase for cash from the other Lenders an interest in their Notes, and all other obligations of the Borrower to the Lenders, if any, in such amount as shall result in a ratable participation by each of the Lenders in the aggregate unpaid amount of all outstanding Notes then held by all of the Lenders, and all other obligations of the Borrower to the Lenders under the terms hereof and the other Loan Documents; provided that if all or any portion of such excess amount is thereafter recovered from such Lender, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

       10.12 Successor Agent. The Agent may resign at any time by giving written notice thereof to the Lenders and to the Borrower. Upon any such resignation, the Lenders shall have the right to appoint a successor Agent (which shall be the Other Lender if the Other Lender wishes to assume such role). If no successor Agent shall have been so appointed, and shall have accepted such appointment within thirty (30) days after the retiring Agent's giving of notice of resignation, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent which shall be a commercial bank organized under the laws of the United States of America or any State thereof and having a combined capital and surplus of at least $100,000,000. Upon the acceptance by a successor Agent of its appointment as Agent under this Agreement, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties under this Agreement. After any retiring Agent's resignation under this Agreement as Agent, the provisions of this Section 10 and Section
11.27 shall inure to its benefit as to any actions taken or omitted by it while it was Agent under this Agreement.

       10.13 Direction to Agent to Close Initial Loans. The execution and delivery of this Agreement by BOS constitutes the irrevocable consent and direction of BOS to ANB executing and delivering as Agent on behalf of Lenders those Loan Documents to be executed by or on behalf of Lenders, accepting delivery of those Loan Documents to be delivered to Lenders, including, without limitation, the Loan Documents to be delivered pursuant to Section 6 of this Agreement, and to funding the Term Loans.

11.    GENERAL

       11.1 Settlement. Any check, draft or similar item of payment by or for the account of Borrower delivered to Agent on account of Borrower's Liabilities shall, provided the same is honored and final settlement thereof is reflected by irrevocable credit to Agent, be applied by Agent on account of Borrower's Liabilities on the second day after the date Agent actually receives the same.

       11.2 Reaffirmation of Responsibilities. Borrower covenants, warrants and represents to Lenders that all representations and warranties of Borrower contained in this Agreement and the other Loan Documents shall be true at the time of Borrower's execution of this Agreement and the Other Agreements, shall survive the execution, delivery and acceptance thereof by the parties thereto and the closing of the transactions described therein or related thereto and shall be true from the time of Borrower's execution of this Agreement to the end of the term hereof.

       11.3 Service Fees. Borrower acknowledges that, in addition to the fees set forth at Section 2.12 above, Agent will charge Borrower monthly service charges for various services performed by Agent in connection with the Loans and/or any other aspects of the relationship between Borrower and Agent, and Borrower hereby agrees with Agent that if such service charges arising in any one month exceed the credit to Borrower in that month arising from earnings attributable to funds on deposit with Agent in demand deposit accounts, such service charge deficiency shall be charged by Agent against Borrower's operating account.

       11.4 Statement. Each statement of account by Agent delivered to Borrower relating to Borrower's Liabilities shall be presumed correct and accurate and shall constitute an account stated between Borrower and Agent unless Agent subsequently corrects such statement of its own volition or, within thirty (30) days after Borrower's receipt of said statement, Borrower delivers to Agent, by registered or certified mail addressed to Agent at the address specified in
Section 11.5, written objection thereto specifying the error or errors, if any, which Borrower asserts are contained in any such statement.

       11.5 Notices. Any and all notices given in connection with this Agreement shall be deemed adequately given only if in writing (which term, for all purposes of this Agreement and the other Loan Documents, shall include telecopy) and addressed to the party for whom such notices are intended at the address set forth below. All notices shall be sent by personal delivery, Federal Express or other over-night messenger service, first class registered or certified mail, postage prepaid, return receipt requested or by other means at least as fast and reliable as first class mail. A written notice shall be deemed to have been given to the recipient party on the earlier of (a) the date it shall be delivered to the address required by this Agreement; (b) the date delivery shall have been refused at the address required by this Agreement; or (c) with respect to notices sent by mail, the date as of which the postal service shall have indicated such notice to be undeliverable at the address required by this Agreement. Any and all notices referred to in this Agreement, or which either party desires to give to the other, shall be addressed as follows:

       IF TO BORROWER:        Diversified Financial Systems, Inc.
                                    5015 Speedway Drive
                                    Fort Wayne, Indiana  46825
                                    Attn:  President
                                    Telecopy:  219-482-2439

       WITH A COPY TO:        Vander Woude Malone & Istre, P.C.
                                    510 N. Valley Mills Drive
                                    Suite 308
                                    Waco, Texas 76710
                                    Attn:  F. John Istre, III, Esq.
                                    Telecopy:  817-751-7725

       IF TO LENDERS:               Bank of Scotland
                                    565 Fifth Avenue
                                    New York, New York 10017
                                    Attn:  Loans Administration
                                    Telecopy:  212-557-9460

                                          and to

                                    American National Bank and
                                      Trust Company of Chicago
                                    33 N. LaSalle Street
                                    Chicago, Illinois 60690
                                    Attn: Paul Carlisle, Vice President
                                    Telecopy: 312-661-3566

       WITH A COPY TO:              Sachnoff & Weaver, Ltd.
                                    Suite 2900
                                    30 South Wacker Drive
                                    Chicago, Illinois 60606
                                    Attn:  Frank Ballantine, Esq.
                                    Telecopy:  312-207-6400

                                    and to

                                    Sullivan & Worcester LLP
                                    767 Third Avenue
                                    New York, New York 10017
                                    Attn:  Mark Levine, Esq.
                                    Telecopy:  212-758-2151

                                    and to

                                    Bank of Scotland
                                    Chicago Representative Office
                                    181 West Madison Street
                                    Suite 4710
                                    Chicago, Illinois 60602
                                    Attn:  Colin Ferguson
                                    Telecopy:  312-263-1143

       IF TO AGENT:                 American National Bank and Trust Company of
                                    Chicago
                                    33 N. LaSalle Street
                                    Chicago, Illinois 60690
                                    Attn:  Paul Carlisle, Vice President
                                    Telecopy:  312-661-3566

The above addresses may be changed by notice of such change, mailed as provided herein, to the last address designated.

       11.6 Reaffirmation of Warranties and Representations. Each request for an Advance made by Borrower pursuant to this Agreement or the Other Agreements shall constitute (i) an automatic warranty and representation by Borrower to Lenders that there does not then exist an Event of Default or an Unmatured Default, and (ii) a reaffirmation as of the date of said request for Advance that each and every warranty and representation of Borrower contained in this Agreement and in the Other Agreements is true and correct in all material respects, except where such representation or warranty specifically relates to an earlier date.

       11.7 Survival of Warranties and Representations. Borrower covenants, warrants and represents to Lenders that all representations and warranties of Borrower contained in this Agreement and the Other Agreements shall be true at the date hereof, and shall survive the execution, delivery and acceptance hereof and thereof by the parties thereto and the closing of the transactions described herein and therein or related hereto or thereto.

       11.8 Modification. This Agreement and the Other Agreements may not be modified, altered or amended except by an agreement in writing signed by Borrower and Lenders, or in accordance with the provisions of Section 10.4 by Agent. Borrower may not sell, assign or transfer this Agreement or the Other Agreements or any portion thereof, including, without limitation, Borrower's rights, titles, interests, remedies, powers and/or duties hereunder or thereunder. Borrower hereby consents to Lenders' sale, assignment, transfer or other disposition, at any time and from time to time hereafter, of this Agreement or the Other Agreements, or of any portion thereof or participation therein, including, without limitation, Lenders' rights, titles, interests, remedies, powers and/or duties. However, as between ANB and BOS, neither (without the prior written consent of the other) shall take any action referred to in the previous sentence if the effect thereof would be to cause any such purchaser, assignee or other transferee to become a "Lender" under this Agreement.

       11.9 No Waiver. Agent's or any Lender's failure at any time or times hereafter to require strict performance by Borrower of any provision of this Agreement or any other Loan Document shall not waive, affect or diminish any right of Agent or such Lender thereafter to demand strict compliance and performance therewith. Any suspension or waiver by Lenders or Agent of an Event of Default or an Unmatured Default by Borrower under this Agreement or the Other Agreements shall not suspend, waive or affect any other Event of Default or Unmatured Default by Borrower under this Agreement or the Other Agreements, whether the same is prior or subsequent thereto and whether of the same or of a different type. None of the undertakings, agreements, warranties, covenants and representations of Borrower contained in this Agreement or the Other Agreements and no Event of Default or Unmatured Default by Borrower under this Agreement or the Other Agreements shall be deemed to have been suspended or waived by either Agent or Lenders unless such suspension or waiver is by an instrument in writing signed by an officer of each Lender and directed to Borrower specifying such suspension or waiver.

       11.10 Severability. If any provision of this Agreement or the Other Agreements or the application thereof to any Person or circumstance is held invalid or unenforceable, the remainder of this Agreement and the Other Agreements and the application of such provision to other Persons or circumstances will not be affected thereby and the provisions of this Agreement and the Other Agreements shall be severable in any such instance. In no event shall interest be due under any of the Loans at a rate in excess of the highest lawful rate. It is not the intention of the parties hereto to make any agreement which shall violate the applicable laws of the State of Illinois, the United States of America or any other state thereof relating to usury. In no event shall Borrower pay or Lenders accept or charge any interest which, together with any other charges upon the principal or any portion thereof howsoever computed, shall exceed the maximum legal rate of interest allowable under the applicable laws of the State of Illinois, the United States of America or any state thereof. Should any provisions of this Agreement or any of the Other Agreements be construed to require the payment of interest which, together with any other charges upon the principal, or any portion thereof, exceed such maximum legal rate of interest, then any such excess shall be and is hereby expressly waived as interest and shall be credited to the outstanding principal balance.

       11.11 Successors or Assigns. This Agreement and the Other Agreements shall be binding upon and inure to the benefit of the successors and assigns of Borrower and Agent or Lenders. This provision, however, shall not be deemed to modify Section 11.8.

       11.12 Incorporation of Other Agreements. The provisions of the Other Agreements are incorporated in this Agreement by this reference thereto. Except as otherwise provided in this Agreement and except as otherwise provided in the Other Agreements by specific reference to the applicable provision of this Agreement, if any provision contained in this Agreement is in conflict with, or inconsistent with, any provision in the Other Agreements or the other Loan Documents , Lenders shall have the right to elect, in their sole and absolute discretion, which provision shall govern and control. Except to the extent provided to the contrary in this Agreement and in the Other Agreements or the other Loan Documents, no termination or cancellation (regardless of cause or procedure) of this Agreement or the Other Agreements shall in any way affect or impair the powers, obligations, duties, rights and liabilities of Borrower or Lenders or Agent in any way or respect relating to (a) any transaction or event occurring prior to such termination or cancellation, (b) the Collateral and/or
(c) any of the undertakings, agreements, covenants, warranties and representations of Borrower contained in this Agreement or the Other Agreements. All such undertakings, agreements, covenants, warranties and representations shall survive such termination or cancellation.

       11.13 Waiver of Trial by Jury. TO THE EXTENT PERMITTED BY LAW, BORROWER, LENDERS AND AGENT EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE OTHER AGREEMENTS OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY IN CONNECTION HEREWITH. BORROWER HEREBY EXPRESSLY ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT FOR LENDERS TO MAKE THE LOANS.

             11.14 Designated Person. Until Lenders are notified by Borrower to the contrary in accordance with Section 11.5, the signature upon this Agreement or upon any of the Other

Agreements of any officer, partner, manager, employee or agent of Borrower, or of any other Person designated in writing to Agent by any of the foregoing, or of a "DESIGNATED PERSON" (as that term is defined in Borrower's Secretary's Certificate of even date herewith, constituting one of the Other Agreements) shall bind Borrower and be deemed to be the duly authorized act of Borrower.

       11.15 Attorney-in-Fact. Borrower hereby appoints Agent as Borrower's agent and attorney-in-fact for the purpose of carrying out the provisions of this Agreement and the Other Agreements, and taking any action and executing any agreement, instrument or document which Agent or any Lender may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. All monies paid for the purposes herein, and all costs, fees and expenses paid or incurred in connection therewith, shall be part of the Secured Obligations, payable by Borrower on demand.

       11.16 Attorneys' Fees and Expenses; Agent's Expenses. Borrower hereby agrees that it shall reimburse Lenders, as part of the Secured Obligations, for any and all reasonable costs and expenses (including, without limitation, the reasonable fees and expenses of any counsel, accountants, appraisers or other professionals) incurred by Lenders or any of them at any time, in connection with: (a) the preparation, negotiation and execution of this Agreement, and all Other Agreements and the other Loan Documents; (b) the preparation, negotiation and execution of any amendment of or modification of this Agreement or the Other Agreements and the other Loan Documents; (c) any litigation, contest, dispute, suit, proceeding or action (whether instituted by Lenders, Borrower or any other Person) in any way relating to the Collateral, any Collateral under the other Loan Documents, this Agreement, the Other Agreements, and the other Loan Documents, the Secured Obligations, or any Corporate Credit Party's affairs; (d) any attempt to enforce any rights of Lenders against Borrower or any other Person which may be obligated to Lenders by virtue of this Agreement or the Other Agreements and the other Loan Documents, including, without limitation, the Obligor and Guarantors; (e) any inspection, verification or audit of any of the Collateral in accordance with this Agreement; (f) any action to protect, collect, sell, liquidate or otherwise dispose of the Collateral or any collateral under any of the other Loan Documents; and (g) performing any of the obligations relating to or payment of any Borrower's Liabilities or Borrower's Obligations hereunder in accordance with the terms hereof.

       11.17 Acceptance. This Agreement and the Other Agreements are submitted by Borrower to Lenders (for Lenders' acceptance or rejection thereof) at Lenders' principal place of business as an offer by Borrower to borrow monies from Lenders now and from time to time hereafter and shall not be binding upon Lenders or become effective until and unless accepted by Lenders, in writing, at said place of business. If so accepted by Lenders, this

Agreement and the Other Agreements and the other Loan Documents shall be deemed to have been made at said place of business. This Agreement and the Other Agreements and the other Loan Documents shall be governed and controlled by the laws of the State of Illinois as to interpretation, enforcement, validity, construction, effect and in all other respects including, but not limited to, the legality of the interest rate and other charges, but excluding choice of law provisions and perfection of security interests which shall be governed and controlled by the laws of the relevant jurisdiction.

       11.18 Release of Collateral. Agent is hereby authorized and directed to release the lien and security interest granted pursuant to the terms hereof and in the Other Agreements (a) as to all Collateral, upon payment and performance in full of all Secured Obligations, after notice to each of the Lenders, and (b) as to any individual Loan Account or Loan Portfolio, upon receipt of 87.5% (100% if an Event of Default or Unmatured Default then exists) of the proceeds from sale, settlement or other final disposition of a Loan Portfolio, a Loan Account and all collateral pledged therefor, without deduction therefrom of any servicing or other fees, costs or expenses, and (c) any individual Loan Account as to which the Book Value has been paid in full.

       11.19 Knowledge. As used herein the phrase "TO THE BEST OF BORROWER'S KNOWLEDGE" or words of such import shall mean all knowledge, including, actual knowledge and knowledge of matters which any reasonable person in such position knew or should have known, of the respective officers, directors and managers of Borrower.

       11.20 Waiver by Borrower. EXCEPT AS OTHERWISE PROVIDED FOR IN THIS AGREEMENT OR REQUIRED BY LAW, BORROWER WAIVES (A) PRESENTMENT, DEMAND AND PROTEST, NOTICE OF PROTEST, NOTICE OF PRESENTMENT, DEFAULT, NON-PAYMENT, MATURITY, RELEASE, COMPROMISE, SETTLEMENT, EXTENSION OR RENEWAL OF ANY OR ALL COMMERCIAL PAPER, ACCOUNTS, CONTRACT RIGHTS, DOCUMENTS, INSTRUMENTS, CHATTEL PAPER AND GUARANTIES AT ANY TIME HELD BY LENDERS AND/OR AGENT ON WHICH BORROWER MAY IN ANY WAY BE LIABLE AND HEREBY RATIFIES AND CONFIRMS WHATEVER LENDERS AND/OR AGENT MAY DO IN THIS REGARD; (B) ALL RIGHTS TO NOTICE AND A HEARING PRIOR TO LENDERS' AND/OR AGENT'S TAKING POSSESSION OR CONTROL OF, OR TO LENDERS' AND/OR AGENT'S REPLEVY, ATTACHMENT OR LEVY UPON THE COLLATERAL OR ANY BOND OR SECURITY WHICH MIGHT BE REQUIRED BY ANY COURT PRIOR TO ALLOWING LENDERS AND/OR AGENT TO EXERCISE ANY OF LENDERS AND/OR AGENT'S REMEDIES; AND (C) THE BENEFIT OF ALL VALUATION, APPRAISEMENT, EXTENSION AND EXEMPTION LAWS.

       11.21 Governing Law. THIS AGREEMENT HAS BEEN DELIVERED FOR ACCEPTANCE BY LENDERS IN CHICAGO, ILLINOIS AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAW PROVISIONS) OF THE STATE OF ILLINOIS. BORROWER HEREBY (a) IRREVOCABLY SUBMITS, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN CHICAGO, ILLINOIS OVER ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY MATTER ARISING FROM OR RELATED TO THIS AGREEMENT; (b) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT BORROWER MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT; (c) AGREES THAT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW; AND (d) TO THE EXTENT PERMITTED BY APPLICABLE LAW, AGREES NOT TO INSTITUTE ANY LEGAL ACTION OR PROCEEDING AGAINST ANY LENDER AND/OR AGENT OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, AGENTS OR PROPERTY, CONCERNING ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY COURT OTHER THAN ONE LOCATED IN COOK COUNTY, ILLINOIS. NOTHING IN THIS SECTION 11.21 SHALL AFFECT OR IMPAIR LENDERS' AND/OR AGENT'S RIGHT TO SERVE LEGAL PROCESS IN ANY MANNER PERMITTED BY LAW OR LENDERS' AND/OR AGENT'S RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST BORROWER OR BORROWER'S PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION.

       11.22 Service of Process. Borrower hereby irrevocably appoints and designates CT Corporation System, Inc, 208 S. LaSalle Street, Chicago, Il 60604 as its true and lawful attorney-in-fact and duly authorized agent for service of legal process and agrees that service of such process upon such agent and attorney-in- fact shall constitute personal service of such process upon Borrower.

       11.23 Representation by Counsel. Borrower hereby represents that it has been represented by competent counsel of its choice in the negotiation and execution of this Agreement and the Other Agreements; that it has read and fully understood the terms hereof; Borrower and its counsel have been afforded an opportunity to review, negotiate and modify the terms of this Agreement, and that it intends to be bound hereby. In accordance with the foregoing, the general rule of construction to the effect that any ambiguities in a contract are to be resolved against the party drafting the contract shall not be employed in the construction and interpretation of this Agreement.

       11.24 Release of Lender. Borrower releases Lenders and Agent from any and all causes of action or claims which Borrower may now or hereafter have for any asserted loss or damage to Borrower claimed to be caused by or arising from: (a) any failure of Agent and/or Lenders to protect, enforce or collect in whole or in part any of the Collateral, including, without limitation, Lenders' and/or Agent's failure to receive, review the contents of, to observe the absence of, or to maintain or safely deliver all or any portion of the Loan Account Documentation; (b) Lenders' and/or Agent's notification to any Obligor of Agent's security interests in the Accounts and Special Collateral; (c) Lenders' and/or Agent's directing any Obligor to pay any sums owing to Borrower directly to Lenders; and (d) any other act or omission to act on the part of Lenders and/or Agent, its officers, agents or employees, except for willful misconduct.

       11.25 Invalidated Payments. To the extent that either Agent and/or Lenders receives any payment on account of Borrower's Liabilities, or any proceeds of Collateral are applied on account of Borrower's Liabilities, and any such payment(s) and/or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, subordinated and/or required to be repaid to a trustee, receiver or any other Person under any bankruptcy act, state or federal law, common law or equitable cause, then, to the extent of such payment(s) or proceeds received, Borrower's Liabilities or part thereof intended to be satisfied shall be revived and continue in full force and effect, as if such payment(s) and/or proceeds had not been received by Agent and/or Lenders and applied on account of Borrower's Liabilities.

       11.26 Superseded Prior Agreements. Upon payment by the Borrower of all amounts owing to the Lenders in connection with the Prior Loan Agreement, this Agreement and the Other Agreements supersede in their entirety any other agreement or understanding between Lenders and Borrower with respect to loans and advances made or to be made by Lenders, or either one or more of them and all commitments of Lenders in connection therewith.

       11.27 Reimbursement and Indemnification. Borrower agrees to reimburse and indemnify the Agent (on behalf of itself) and each Lender from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against one or more of the Agent, in its capacity as such, and any of Lenders in any way relating to or arising out of this Agreement or any of the other Loan Documents or any actions taken or omitted by the Agent or such Lenders under this Agreement or any of the other Loan Documents, provided that Borrower shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements if the same results from the gross negligence or willful misconduct of the indemnified party. Without limitation of the foregoing, Borrower agrees to reimburse the Agent (on behalf of Lenders) promptly upon demand for any out-of-pocket expenses (including attorney's fees) incurred by the Agent or one or more of Lenders in connection with the preparation, execution, administration or enforcement of, or the preservation of any rights under, this Agreement and the other Loan Documents.

       11.28 Direction to Charge Borrower Accounts. The Borrower hereby authorizes and directs the Agent and each Lender to charge any account of the Borrower maintained at any office of the Agent or such Lender with the amount of any principal, interest or fee when the same becomes due and payable under the terms hereof or of the Notes; provided, however, that neither the Agent nor any Lender shall be under any obligation to charge any such account.

       11.29 Headings. The descriptive headings of the various provisions of this Agreement and the other Loan Documents are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

       11.30 Computations of Interest. All computations of interest on the loans shall be computed on the basis of a thirty (30) day month and a three hundred sixty (360) day year.

       11.31 Counterparts; Telecopies. This Agreement and the other Loan Documents may be executed in any number of counterparts, and by the different parties hereto and thereto on the same or separate counterparts, each of which when so executed and delivered shall be deemed to be an original; all the counterparts for each such Loan Document shall together constitute one and the same agreement. Telecopied signatures hereto and to the other Loan Documents shall be of the same force and effect as an original of a manually signed copy.

       11.32 No Third Party Beneficiaries. This Agreement is solely for the benefit of the Agent, the Lenders, the Borrower and their respective successors and assigns (except as otherwise expressly provided herein) and nothing contained herein shall be deemed to confer upon any Person other than the Borrower and its successors and assigns any right to insist on or to enforce the performance or observance of any of the obligations contained herein. All conditions to the obligations of the Lenders to make Loans hereunder are imposed solely and exclusively for the benefit of the Lenders and their respective successors and assigns and no other Person shall have standing to require satisfaction of such conditions in accordance with their terms and no other Persons shall under any circumstances be deemed to be a beneficiary of such conditions.

       11.33 Domicile of Loans. Any Lender may make, maintain or transfer any of its Loans hereunder to, or for the account of, any branch office, subsidiary or affiliate of such Lender.

       IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year specified at the beginning hereof.

                                    BORROWER:

                                    DIVERSIFIED FINANCIAL SYSTEMS, INC.,
                                    AN INDIANA CORPORATION


                                    By:   /s/ John T. Parish
                                    Name:   John T. Parish
                                    Title:   President



                                    LENDERS:

                                    AMERICAN NATIONAL BANK AND
                                    TRUST COMPANY OF CHICAGO


                                    By:    /s/ Garrick L. Nielsen
                                    Name:   Garrick L. Nielsen
                                    Title:   Officer

                                    BANK OF SCOTLAND


                                    By:   /s/ Catherine M. Oniffrey
                                    Name:  Catherine M. Oniffrey
                                    Title:   Vice President



                                    AGENT:

                                    AMERICAN NATIONAL BANK
                                    TRUST COMPANY OF CHICAGO


                                    By:    /s/ Garrick L. Nielsen
                                    Name:   Garrick L. Nielsen
                                    Title:   Officer

                                   EXHIBIT A
                           Attached to and Forming a
                      Part of Loan and Security Agreement
                                  Dated as of
                                April 18, 1996
                            ANB and BOS, as Lenders
               Diversified Financial Services, Inc., as Borrower





                          J-HAWK SERVICING AGREEMENT

                                   EXHIBIT B
                           Attached to and Forming a
                      Part of Loan and Security Agreement
                                  Dated as of
                                April 18, 1996
                            ANB and BOS, as Lenders
               Diversified Financial Services, Inc., as Borrower





                             TERM LOAN PORTFOLIOS

                                   EXHIBIT C
                           Attached to and Forming a
                      Part of Loan and Security Agreement
                                  Dated as of
                                April 18, 1996
                            ANB and BOS, as Lenders
               Diversified Financial Services, Inc., as Borrower





                           PERMITTED DISBURSEMENTS

                                   EXHIBIT D
                           Attached to and Forming a
                      Part of Loan and Security Agreement
                                  Dated as of
                                April 18, 1996
                            ANB and BOS, as Lenders
               Diversified Financial Services, Inc., as Borrower




                          LOCATION OF ALL COLLATERAL


Borrower's Principal Place of Business:

       5015 Speedway Drive
       Fort Wayne, IN  46825


Other Locations where Collateral is kept, stored or located:

       1.    Diversified Financial Systems, Inc.
             38 Pond Street, Suite 105
             Franklin, MA  02038

       2.    Diversified Financial Systems, Inc.
             1820 North Greenville Avenue, Suite 101
             Richardson, TX  75081

       3.    American National Bank and Trust Company of Chicago
             33 North LaSalle Street
             Chicago, IL  60690

       4.    Norwest Bank Indiana, N.A.
             111 East Wayne Street
             Fort Wayne, IN  45502

                                   EXHIBIT E
                           Attached to and Forming a
                      Part of Loan and Security Agreement
                                  Dated as of
                                April 18, 1996
                            ANB and BOS, as Lenders
               Diversified Financial Services, Inc., as Borrower





                           CASH COLLATERAL ACCOUNTS

                                   EXHIBIT F
                           Attached to and Forming a
                      Part of Loan and Security Agreement
                                  Dated as of
                                April 18, 1996
                            ANB and BOS, as Lenders
               Diversified Financial Services, Inc., as Borrower





                            DOCUMENTATION CHECKLIST

                                   EXHIBIT G
                           Attached to and Forming a
                      Part of Loan and Security Agreement
                                  Dated as of
                                April 18, 1996
                            ANB and BOS, as Lenders
               Diversified Financial Services, Inc., as Borrower



                    EXCEPTIONS TO GENERAL REPRESENTATIONS




                                    NONE

                                   EXHIBIT H
                           Attached to and Forming a
                      Part of Loan and Security Agreement
                                  Dated as of
                                April 18, 1996
                            ANB and BOS, as Lenders
               Diversified Financial Services, Inc., as Borrower





                               FICTITIOUS NAMES

                                   EXHIBIT I
                           Attached to and Forming a
                      Part of Loan and Security Agreement
                                  Dated as of
                                April 18, 1996
                            ANB and BOS, as Lenders
               Diversified Financial Services, Inc., as Borrower


                                  AFFILIATES

FirstCity Financial Corporation, a Delaware corporation ("FIRSTCITY"), qualified to do business in Texas as a foreign corporation under the name of First City Bancorporation of Texas, Inc.

DFC Asset Corporation, a Texas corporation and a wholly-owned subsidiary of FirstCity ("DFC").

Diversified Financial Systems, Inc., an Indiana corporation and a wholly-owned subsidiary of DFC ("DFSI").

Diversified Performing Assets, Inc., an Indiana corporation and a wholly-owned subsidiary of DFC ("DPAI").

Diversified Financial Systems L.P., an Indiana limited partnership ("DFSLP"). The sole general partner of DFSLP is DFSI. The sole limited partner of DFSLP is DPAI.

J-Hawk Servicing Corporation, a Texas corporation and a wholly-owned subsidiary of FirstCity ("J-HAWK").

J-Hawk Corporation, a Texas corporation and a wholly-owned subsidiary of FirstCity ("JHC").

All other subsidiaries of FirstCity.

                                   EXHIBIT J
                           Attached to and Forming a
                      Part of Loan and Security Agreement
                                  Dated as of
                                April 18, 1996
                            ANB and BOS, as Lenders
               Diversified Financial Services, Inc., as Borrower





                       LEASES, OPTIONS AND REAL PROPERTY

                                   EXHIBIT K
                           Attached to and Forming a
                      Part of Loan and Security Agreement
                                  Dated as of
                                April 18, 1996
                            ANB and BOS, as Lenders
               Diversified Financial Services, Inc., as Borrower





                          AGREEMENTS WITH AFFILIATES


1.     J-Hawk Servicing Agreement.

2.     Servicing Agreements attached hereto.